UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Municipal Income Fund

National Portfolio

High Income Municipal Portfolio

California Portfolio

New York Portfolio

October 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 20, 2012

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the “Portfolios”) for the annual reporting period ended October 31, 2012.

Investment Objective and Policies

The investment objective of the National, California and New York Portfolios of this Fund is to earn the highest level of current income, exempt from federal income tax, and in the case of the California and New York Portfolios, state taxation of the respective state, that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal or income. Each of the National Portfolio, California Portfolio and New York Portfolio invests principally in high-yielding, predominantly investment-grade municipal securities. The investment objective of the High Income Municipal Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with what the Adviser considers to be an appropriate level of risk. The High Income Municipal Portfolio invests principally in high-yielding municipal securities that may be non-investment grade or investment grade.

Each Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal Alternative Minimum Tax (“AMT”)

for certain taxpayers. Each of the Portfolios that invest in a named state pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The National Portfolio may invest 25% or more of its net assets in a single state.

The Portfolios may also invest in forward commitments, Tender Option Bond transactions (“TOBs”), zero coupon municipal securities and variable, floating and inverse floating rate municipal securities and derivatives, such as options, futures, forwards and swaps. The High Income Municipal Portfolio may also invest in certain types of mortgage-related securities.

The High Income Municipal Portfolio may invest without limit in lower-rated securities (“junk bonds”), which may include securities having the lowest rating, and in unrated securities that, in the Adviser’s judgment, would be lower-rated securities if rated. The High Income Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds. The Portfolio may make short sales of securities or maintain a short position, and may

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	1

use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

Investment Results

The tables on pages 7-14 show performance for each Portfolio compared to its benchmark, the Barclays Capital (“BC”) Municipal Bond Index, for the six- and 12-month periods ended October 31, 2012.

For the 12-month period, Class A shares of the National, High Income and California Portfolios outperformed the benchmark, while Class A shares of the New York Portfolio underperformed the benchmark, before sales charges. For the six-month period, Class A shares of all Portfolios outperformed their benchmark, before sales charges.

During the annual reporting period, the Municipal Bond Investment Team (the “Team”) continued to focus buying activity on revenue bonds, which has yet to significantly affect the Portfolios’ performance. Nevertheless, this strategy remains a core stance as the Team expects state and local governments to continue to face budgetary challenges. For further explanation on why the Team is favoring revenue bonds, please see the Market Review and Investment Strategy section.

A more detailed description of the contribution to each Portfolio’s rela tive performance due to security and sector selection versus the benchmark for both the six- and 12-month periods ended October 31, 2012 follows.

National Portfolio – Class A shares of the National Portfolio outperformed the benchmark for both the six- and 12-month periods, before sales charges. For both periods, yield curve positioning contributed positively to performance. For both periods, security selection contributed in the special tax sector, and detracted in the leasing sector. Interest rate swaps were used for hedging purposes, which had an immaterial impact on performance for both periods. For both periods, leverage achieved through the usage of TOBs, had an immaterial impact on the performance of the Portfolio.

High Income Municipal Portfolio – Class A shares of the High Income Municipal Portfolio outperformed the benchmark for both the six- and 12-month periods, before sales charges. For both periods, yield curve positioning contributed positively to performance and a relatively larger weight in lower-rated bonds benefited performance. Security selection detracted in the leasing sector for both periods. For both periods, leverage achieved through the usage of TOBs, benefited the performance of the Portfolio. Credit default swaps were used in the Portfolio for hedging purposes and added to performance for both periods. Interest rate swaps were used for hedging purposes, which had an immaterial impact on performance for both periods.

California Portfolio – Class A shares of the California Portfolio outperformed the benchmark for both the six- and

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

12-month periods, before sales charges. For both periods, yield curve positioning contributed to performance. For the six-month period, security selection in the transportation sector contributed positively, while sector selection in the industrials sector detracted. For the 12-month period, security selection in the transportation sector contributed positively, while sector and security selection detracted in the pre-refunded sector. Interest rate swaps were used for hedging purposes, which had an immaterial impact on performance for both periods. For both periods, leverage achieved through the usage of TOBs, had an immaterial impact on the performance of the Portfolio.

New York Portfolio – Class A shares of the New York Portfolio outperformed the benchmark for the six-month period and underperformed for the 12-month period, before sales charges. For both periods, yield curve positioning contributed to performance. For both periods, security selection detracted in the healthcare sector, and contributed in the water sector. The New York Portfolio did not use leverage during either the six- or 12-month periods. Interest rate swaps were used for hedging purposes, which had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

The municipal bond market rallied over the six- and 12-month periods ended October 31, 2012, in response to slow economic growth and increasingly accommodative monetary policy; the U.S. Federal Reserve has said it would likely keep short-term interest rates low through at least the summer of 2015, continue “Operation Twist”, which entails monthly purchases of $45 billion in long-term Treasury bonds through the end of 2012, and begin “QE3” by purchasing an additional $40 billion per month in mortgage-backed securities to support the housing market. Strong investor demand coupled with declining supply also pushed municipal bond prices higher. Net flows into municipal funds were positive throughout the 12-month period while the volume of outstanding municipal bonds continued to shrink as issuers’ primary focus was to refinance outstanding debt at lower interest rates.

Compensation for public employees has been in the headlines as governments look to balance their budgets in a slow-growth environment. State and local government revenues rise and fall with the economy. State revenue collections are just now recovering from the 2008 recession, while local government collections are still under pressure due to their greater dependence on property tax revenues. In addition, poor investment returns and reduced annual contributions have left many pension plans underfunded, causing state and local governments to increase their required pension contributions instead of spending on other goods and services. For all these reasons, in the Team’s view, state and local governments are more vulnerable than normal to an economic downturn at this point in a recovery. To reduce this vulnerability in the Portfolios, the Team has limited holdings of state and local government bonds and instead has been favoring essential

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	3

purpose revenue and dedicated tax-backed bonds. The Team believes these bonds are less economically sensitive and are well-insulated from the current financial challenges of state and local governments.

The large U.S. federal deficit and accumulating debt has given rise to talk of possible tax reform. The value of municipal bonds is partly determined by the value of their tax-exemption. An increase in tax rates could increase this value, while a limit on the municipal bonds’ tax-exemption could reduce their value. The Portfolios’ most effective defense against this uncertainty is through limiting the Portfolios’ average maturity, as intermediate portfolios are less sensitive to changes in the tax code than portfolios of long-term bonds.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2012, the Portfolios’ percentages of total investments in insured bonds and in insured bonds that have been prerefunded are as follows:

Portfolio	Insured Bonds*	Prerefunded/ ETM** Bonds
National	26.55%	1.53%
High Income	6.42%	0.81%
California	20.93%	0.64%
New York	22.12%	1.99%
*	Breakdowns expressed as a percentage of total investments.
**	Escrowed to maturity.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged BC Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolios invest more of their assets in a particular state’s municipal securities, the Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Leverage Risk (High Income Municipal): To the extent the Portfolio uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment funds. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the National, California and New York Portfolios returns shown in the line graphs reflected the deduction of the former maximum front-end sales charge, their returns would be lower. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Disclosures and Risks

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
National Portfolio
Class A	4.20%	10.57%

Class B*	3.94%	9.83%

Class C	3.84%	9.81%

Advisor Class**	4.35%	10.91%

BC Municipal Bond Index	3.34%	9.03%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	7

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/02 TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund National Portfolio Class A shares (from 10/31/02 to 10/31/12) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
High Income Municipal Portfolio
Class A	7.41%	18.08%

Class C	7.04%	17.27%

Advisor Class*	7.68%	18.44%

BC Municipal Bond Index	3.34%	9.03%

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	9

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 1/26/10* TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Municipal Portfolio Class A shares (from 1/26/10* to 10/31/12) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
California Portfolio
Class A	3.80%	10.19%

Class B*	3.44%	9.34%

Class C	3.44%	9.44%

Advisor Class**	3.96%	10.53%

BC Municipal Bond Index	3.34%	9.03%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	11

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/02 TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund California Portfolio Class A shares (from 10/31/02 to 10/31/12) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2012	NAV Returns
	6 Months	12 Months
New York Portfolio
Class A	3.51%	8.76%

Class B*	3.15%	7.92%

Class C	3.15%	8.01%

Advisor Class**	3.66%	9.09%

BC Municipal Bond Index	3.34%	9.03%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	13

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO

10/31/02 TO 10/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund New York Portfolio Class A shares (from 10/31/02 to 10/31/12) as compared to the performance of the Portfolio’s benchmark. The chart showing the Class A at Offering reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

NATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			2.09%	3.22%
1 Year	10.57%	7.24%
5 Years	5.54%	4.90%
10 Years	5.47%	5.16%

Class B Shares			1.44%	2.22%
1 Year	9.83%	6.83%
5 Years	4.82%	4.82%
10 Years(a)	5.04%	5.04%

Class C Shares			1.46%	2.25%
1 Year	9.81%	8.81%
5 Years	4.81%	4.81%
10 Years	4.74%	4.74%

Advisor Class Shares†			2.45%	3.77%
1 Year	10.91%	10.91%
Since Inception*	7.01%	7.01%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	6.87%
5 Years	4.95%
10 Years	4.88%

Class B Shares
1 Year	6.32%
5 Years	4.85%
10 Years(a)	4.76%

Class C Shares
1 Year	8.42%
5 Years	4.87%
10 Years	4.47%

Advisor Class Shares†
1 Year	10.51%
Since Inception*	7.10%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.60%, 1.58% and 0.58% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.76%, 1.46%, 1.46% and 0.46% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	15

Historical Performance

HIGH INCOME MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			3.50%	5.38%
1 Year	18.08%	14.50%
Since Inception*	10.99%	9.77%

Class C Shares			2.91%	4.48%
1 Year	17.27%	16.27%
Since Inception*	10.23%	10.23%

Advisor Class Shares†			3.91%	6.02%
1 Year	18.44%	18.44%
Since Inception*	11.33%	11.33%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	13.14%
Since Inception*	9.65%

Class C Shares
1 Year	14.97%
Since Inception*	10.15%

Advisor Class Shares†
1 Year	17.03%
Since Inception*	11.21%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06%, 1.76%, and 0.76% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.92%, 1.62% and 0.62% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/26/10.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

CALIFORNIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.84%	3.16%
1 Year	10.19%	6.84%
5 Years	5.45%	4.80%
10 Years	5.07%	4.75%

Class B Shares			1.19%	2.04%
1Year	9.34%	6.34%
5 Years	4.73%	4.73%
10 Years(a)	4.63%	4.63%

Class C Shares			1.20%	2.06%
1 Year	9.44%	8.44%
5 Years	4.70%	4.70%
10 Years	4.34%	4.34%

Advisor Class Shares†			2.20%	3.77%
1 Year	10.53%	10.53%
Since Inception*	6.85%	6.85%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	6.51%
5 Years	4.85%
10 Years	4.48%

Class B Shares
1Year	6.09%
5 Years	4.78%
10 Years(a)	4.37%

Class C Shares
1 Year	8.18%
5 Years	4.77%
10 Years	4.08%

Advisor Class Shares†
1 Year	10.17%
Since Inception*	6.91%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86%, 1.58%, 1.56% and 0.55% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.76%, 1.46%, 1.46% and 0.46% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	17

Historical Performance

NEW YORK PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2012
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.54%	2.60%
1 Year	8.76%	5.48%
5 Years	5.31%	4.67%
10 Years	5.16%	4.84%

Class B Shares			0.89%	1.50%
1Year	7.92%	4.92%
5 Years	4.59%	4.59%
10 Years(a)	4.72%	4.72%

Class C Shares			0.90%	1.52%
1 Year	8.01%	7.01%
5 Years	4.58%	4.58%
10 Years	4.43%	4.43%

Advisor Class Shares†			1.89%	3.19%
1 Year	9.09%	9.09%
Since Inception*	6.39%	6.39%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	4.81%
5 Years	4.71%
10 Years	4.59%

Class B Shares
1Year	4.21%
5 Years	4.63%
10 Years(a)	4.46%

Class C Shares
1 Year	6.19%
5 Years	4.61%
10 Years	4.16%

Advisor Class Shares†
1 Year	8.37%
Since Inception*	6.45%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.59%, 1.57% and 0.57% for Class A, Class B, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.75%, 1.45%, 1.45% and 0.45% for Class A, Class B, Class C and Advisor Class shares, respectively. These waivers/ reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 8/6/08 for Advisor Class shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2012.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	This share class is offered at NAV to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios. The inception date for Advisor Class shares is listed above.

See Disclosures, Risks and Historical Performance on pages 5-6.

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
National Portfolio
Class A
Actual	$1,000	$1,042.00	$3.90	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%
Class B
Actual	$1,000	$1,039.40	$7.48	1.46%
Hypothetical**	$1,000	$1,017.80	$7.41	1.46%
Class C
Actual	$1,000	$1,038.40	$7.48	1.46%
Hypothetical**	$1,000	$1,017.80	$7.41	1.46%
Advisor Class
Actual	$1,000	$1,043.50	$2.36	0.46%
Hypothetical**	$1,000	$1,022.82	$2.34	0.46%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	19

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
High Income Municipal Portfolio
Class A
Actual	$1,000	$1,074.10	$4.85	0.93%
Hypothetical**	$1,000	$1,020.46	$4.72	0.93%
Class C
Actual	$1,000	$1,070.40	$8.48	1.63%
Hypothetical**	$1,000	$1,016.94	$8.26	1.63%
Advisor Class
Actual	$1,000	$1,076.80	$3.29	0.63%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%
California Portfolio
Class A
Actual	$1,000	$1,038.00	$3.89	0.76%
Hypothetical**	$1,000	$1,021.32	$3.86	0.76%
Class B
Actual	$1,000	$1,034.40	$7.47	1.46%
Hypothetical**	$1,000	$1,017.80	$7.41	1.46%
Class C
Actual	$1,000	$1,034.40	$7.47	1.46%
Hypothetical**	$1,000	$1,017.80	$7.41	1.46%
Advisor Class
Actual	$1,000	$1,039.60	$2.36	0.46%
Hypothetical**	$1,000	$1,022.82	$2.34	0.46%
New York Portfolio
Class A
Actual	$1,000	$1,035.10	$3.84	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class B
Actual	$1,000	$1,031.50	$7.40	1.45%
Hypothetical**	$1,000	$1,017.85	$7.35	1.45%
Class C
Actual	$1,000	$1,031.50	$7.40	1.45%
Hypothetical**	$1,000	$1,017.85	$7.35	1.45%
Advisor Class
Actual	$1,000	$1,036.60	$2.30	0.45%
Hypothetical**	$1,000	$1,022.87	$2.29	0.45%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of October 31, 2012. The Portfolios’ quality rating breakdowns are expressed as a percentage of the Portfolios’ total investments in municipal securities and may vary over time. Each Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	21

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2012 (unaudited)

QUALITY RATING BREAKDOWN*

Highest of S&P, Moody’s and Fitch

*	All data are as of October 31, 2012. The Portfolios’ quality rating breakdown is expressed as a percentage of the Portfolios’ total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Portfolio Summary

NATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.7%
Long-Term Municipal Bonds – 100.7%
Alabama – 1.8%
Birmingham AL Wtrwks Brd 5.00%, 1/01/31	$10,000	$11,359,500
Jefferson Cnty AL LT Sch Wts Series 04A 5.25%, 1/01/18-1/01/23	3,900	3,897,015
AGM Series 2004 5.50%, 1/01/21	1,000	1,001,500
Univ of Alabama at Birmingham Hosp Series 08A 5.75%, 9/01/22	3,000	3,472,290

		19,730,305

Arizona – 1.9%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,240	1,121,877
Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	2,181	2,202,112
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC Series 04 5.00%, 7/01/23	1,750	1,866,725
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	4,245	4,256,759
5.625%, 7/01/38	1,760	1,676,189
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	3,310	3,327,477
Queen Creek AZ ID #1 5.00%, 1/01/26	1,900	1,902,774
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/23	3,685	4,276,295
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	353	353,198

		20,983,406

California – 16.1%
California Dept Wtr Res Cen Vy Series 2012AL 5.00%, 12/01/29	8,255	10,148,449
Series 2013 AM 5.00%, 12/01/25(a)	12,300	15,225,186

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	23

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	$6,390	$7,893,184
California GO 5.00%, 11/01/32	10,000	11,160,700
5.25%, 4/01/30	15	15,045
AGM 5.00%, 2/01/29	1,445	1,483,827
AMBAC 5.00%, 4/01/27	1,230	1,232,964
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	1,715	1,958,701
Series 2008A 5.375%, 8/15/20	510	574,082
5.50%, 8/15/23	80	88,608
Chula Vista CA IDR (San Diego Gas & Elec Co.) Series 96A 5.30%, 7/01/21	4,000	4,324,360
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	9,260	10,815,310
Los Angeles CA Harbor Dept Series 2009C 5.25%, 8/01/24	17,205	20,498,037
Manteca CA USD GO NPFGC Series 01 Zero Coupon, 9/01/31	11,910	4,289,386
Ontario CA Redev Fin Auth NPFGC Series 93 5.80%, 8/01/23 (Pre-refunded/ETM)	1,000	1,209,390
Port of Oakland CA Series 2012P 5.00%, 5/01/27-5/01/28	18,040	20,491,962
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,910	2,041,542
San Diego CA Pub Fac Fin Auth (San Diego CA Wtr) Series A 5.00%, 8/01/30	10,045	12,087,852
San Diego Cnty CA Wtr Auth AGM Series 08A 5.00%, 5/01/25	3,000	3,393,930

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	$2,800	$3,172,792
San Francisco City/Cnty CA Pub Util Wtr 5.00%, 11/01/33	10,000	11,803,800
Series 2012C 5.00%, 11/01/28	3,450	4,171,326
Tejon Ranch CA Pub Fac Fin CFD #2008-1 Series 2010A 7.375%, 9/01/40	2,820	2,913,511
Univ of California Series 2012G 5.00%, 5/15/30	22,630	26,913,859
Vista CA USD GO 5.00%, 8/01/28	1,550	1,857,845

		179,765,648

Colorado – 2.7%
Colorado Edl & Cultural Facs Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	460	453,463
Colorado HFA SFMR (Colorado HFA) Series 99A-2 6.45%, 4/01/30	230	239,994
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,200	2,434,510
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	690	697,328
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/24-12/01/25	9,175	9,996,924
E-470 Pub Hwy Auth CO 5.25%, 9/01/25	2,900	3,202,731
5.375%, 9/01/26	3,600	3,988,080
Park Creek Met Dist CO Series 05 5.50%, 12/01/30	1,900	2,054,546
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(b)(c)	3,122	1,092,700
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	2,400	2,783,976

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	25

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	$1,950	$2,058,537
Todd Creek Farms Met Dist #1 CO 6.125%, 12/01/22(b)(c)	1,210	544,500
Series 04 6.125%, 12/01/19(c)	820	410,000

		29,957,289

District of Columbia – 2.1%
District of Columbia (Catholic Univ of America) 5.00%, 10/01/34	700	764,932
District of Columbia (Friendship Pub Charter Sch) ACA 5.00%, 6/01/26	1,000	1,030,940
District of Columbia Tax Incr 5.25%, 12/01/26	9,600	11,747,136
District of Columbia Wtr & Swr Auth AGC Series 2008A 5.00%, 10/01/23	4,125	4,925,085
Washington DC Conv Ctr Ded Tax AMBAC 5.00%, 10/01/23	5,000	5,423,450

		23,891,543

Florida – 4.8%
Bonnet Creek Resort CDD FL Series 02 7.25%, 5/01/18	4,000	4,003,680
Crossings at Fleming Is CDD FL Series 00C 7.05%, 5/01/15	790	766,102
7.10%, 5/01/30	2,235	2,159,189
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 97A 6.00%, 11/01/32	250	250,033
6.05%, 11/01/39	750	750,052
Florida HFC MFHR (Sable Chase Apts) AGM Series 00 6.00%, 5/01/40	3,485	3,488,241
Florida HFC MFHR (Waverly Apts) AGM Series 00C-1 6.50%, 7/01/40	2,790	2,793,683
Hollywood FL Cmnty Redev Agy (Beach CRA) XLCA 5.00%, 3/01/24	5,000	5,224,650

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Jacksonville FL Excise Tax AMBAC Series 02B 5.00%, 10/01/26	$3,925	$3,934,852
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32(c)	2,405	2,124,216
Miami-Dade Cnty FL Ed Fac Auth (Univ of Miami FL) Series 08A 5.20%, 4/01/24	2,500	2,773,400
Miami-Dade Cnty FL Spl Tax Series 2012B 5.00%, 10/01/30-10/01/31(a)	9,450	10,665,336
Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	2,500	2,521,975
Pasco Cnty FL HFA MFHR (Pasco Woods Apts) Series 99A 5.90%, 8/01/39	3,620	3,621,158
Pier Park CDD FL Series 02-1 7.15%, 5/01/34	3,085	3,094,718
Village Ctr CDD FL NPFGC 5.125%, 10/01/28	1,000	1,019,520
West Palm Beach Cmnty Redev Agy 5.00%, 3/01/25-3/01/29	4,620	4,847,195

		54,038,000

Guam – 0.1%
Guam COP Series 2010A 6.875%, 12/01/40	515	565,202

Illinois – 10.9%
Chicago IL Brd of Ed GO AGM Series 07 5.00%, 12/01/24	15,000	16,692,600
Chicago IL GO AGM Series 2010 3682 5.00%, 1/01/29(d)	7,000	7,762,090
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) XLCA Series 03B-1 5.25%, 1/01/34	5,100	5,217,453
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	4,190	4,412,950

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	27

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL SA Lakeshore East Series 03 6.75%, 12/01/32	$1,534	$1,570,847
Chicago IL Sales Tax AGM Series 05 5.00%, 1/01/25	6,905	7,492,201
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	2,455	2,456,399
Chicago IL Wtr 5.00%, 11/01/29-11/01/32	20,690	24,277,495
Cook Cnty IL Forest Presv Dist Series 2012C 5.00%, 12/15/32	2,640	3,037,478
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,312	2,322,219
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	2,050	2,221,749
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	750	728,872
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.25%, 5/15/45	2,225	2,419,398
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	2,320	2,769,036
Illinois Sports Fac Auth Spl Tax AMBAC Series 01 5.50%, 6/15/30	7,000	7,613,480
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	2,174	2,198,958
Matteson IL GO 8.00%, 12/01/29(e)	3,350	2,618,963

Metro Pier & Expo Auth IL Spl Tax Series 2012B 5.00%, 12/15/28	22,500	26,437,950

		122,250,138

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.8%
Hendricks Cnty IN GO 5.50%, 7/15/23 (Pre-refunded/ETM)	$1,165	$1,266,681
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	6,840	7,828,175

		9,094,856

Kansas – 0.1%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	1,260	1,310,337

Louisiana – 2.4%
Lafayette LA Communications XLCA 5.25%, 11/01/20-11/01/23	8,765	9,659,053
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	1,130	1,222,897
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	715	801,293
New Orleans LA GO NPFGC Series 05 5.00%, 12/01/29	3,990	4,244,163
5.25%, 12/01/21	4,495	4,932,364
RADIAN 5.00%, 12/01/18-12/01/19	4,140	4,756,242
RADIAN Series A 5.00%, 12/01/22	1,060	1,179,070

		26,795,082

Maryland – 0.6%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	885	960,836
Maryland CDA SFMR (Maryland CDA) Series 00A 6.10%, 7/01/38	6,285	6,292,102

		7,252,938

Massachusetts – 1.9%
Massachusetts Dev Fin Agy (Emerson College) Series A 5.50%, 1/01/30	4,750	5,295,585

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	29

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Dev Fin Agy (Seven Hills Foundation) RADIAN Series 99 5.15%, 9/01/28	$6,035	$6,036,931
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	1,600	1,617,216
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) NPFGC Series 08 5.375%, 2/01/26	1,250	1,403,987
Massachusetts Hlth & Ed Facs Auth (Mass Eye & Ear Infirmary) Series 2010C 5.375%, 7/01/35	2,245	2,426,733
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.50%, 1/01/19	4,000	4,001,120

		20,781,572

Michigan – 2.4%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/27-5/01/30	7,965	9,059,117
Detroit MI Wtr Supply Sys AGM Series 2006A 5.00%, 7/01/24	9,980	10,538,181
Plymouth MI Ed Ctr Charter Sch Series 05 5.375%, 11/01/30	2,000	1,857,360
Wayne State Univ MI Series 2009 5.00%, 11/15/29	5,215	5,881,999

		27,336,657

Minnesota – 1.1%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	1,350	1,454,949
Minneapolis MN Common Bond Fd 6.00%, 12/01/40	3,000	3,541,860
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	2,700	2,779,812
Tobacco Securitization Auth MN 5.25%, 3/01/31	4,500	5,064,390

		12,841,011

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 1.6%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.25%, 8/01/27	$15,000	$17,608,800

Missouri – 1.7%
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	14,000	15,401,960
Missouri Dev Finance Brd (Crackerneck Creek MO Tax Alloc) Series 05C 5.00%, 3/01/26	1,000	1,020,860
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,880	2,032,280
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	650	684,924

		19,140,024

Nevada – 6.4%
Carson City NV Hosp RADIAN Series 03A 5.125%, 9/01/29 (Pre-refunded/ETM)	4,800	4,990,848
Clark Cnty NV Airport PFC (McCarran Airport) 5.25%, 7/01/18	9,090	10,936,997
Clark Cnty NV Arpt (McCarran Airport) Series 2012B 5.00%, 7/01/29	6,070	6,976,615
Clark Cnty NV GO AMBAC Series 2006 5.00%, 11/01/23	13,250	14,967,730
Clark Cnty NV SD GO NPFGC-RE 5.00%, 6/15/22	5,720	6,310,590
Las Vegas NV Wtr Dist NPFGC-RE Series 05 5.00%, 6/01/27	5,000	5,465,100
Nevada GO NPFGC-RE Series 2007B 5.00%, 12/01/25	5,800	6,638,216

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	31

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada Sys Hgr Ed (Univ of Nevada) AMBAC Series 2005B 5.00%, 7/01/26	$6,715	$7,317,134
AMBAC Series B 5.00%, 7/01/25	6,985	7,626,992

		71,230,222

New Hampshire – 0.4%
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	1,680	1,749,166
New Hampshire Hlth & Ed Fac Auth (Dartmouth Hitchcock Oblig Grp) AGM Series 02 5.50%, 8/01/27	2,250	2,256,232

		4,005,398

New Jersey – 1.4%
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/27	3,675	3,779,443
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	6,200	6,765,750
Union Cnty NJ Util Auth (Union Cnty NJ) Series 2011A 5.25%, 12/01/31	4,340	4,840,142

		15,385,335

New Mexico – 1.2%
Clayton NM Jail Proj CIFG NA 5.00%, 11/01/25-11/01/27	13,095	13,618,120

New York – 8.9%
Erie Cnty NY IDA AGM Series 04 5.75%, 5/01/25 (Pre-refunded/ETM)	1,100	1,189,342
5.75%, 5/01/26 (Pre-refunded/ETM)	4,000	4,324,880
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/28	3,000	3,611,370

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY GO 5.125%, 12/01/27(d)	$1,000	$1,170,530
5.25%, 9/01/23	5,000	6,078,850
Series 04G 5.00%, 12/01/23	895	975,389
Series 2003A 5.50%, 8/01/21 (Pre-refunded/ETM)	625	649,394
5.50%, 8/01/21	4,375	4,535,781
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,531,450
New York NY Mun Wtr Fin Auth Series EE 5.00%, 6/15/31	19,415	23,172,385
New York NY Trnsl Fin Auth Series 2002B 5.00%, 2/01/27	10,000	11,965,800
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,760	2,045,489
New York St HFA (New York St Pers Income Tax) NPFGC-RE Series 05A 5.00%, 9/15/25	1,200	1,311,720
New York St Liberty Dev Corp. (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,775	3,187,393
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	1,188	12
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/27	5,355	6,492,081
Port Authority of NY & NJ 5.00%, 7/15/30	12,200	14,536,422
Triborough Brdg & Tunl Auth NY 5.00%, 1/01/28	10,000	11,970,900

		99,749,188

North Carolina – 0.5%
Iredell Cnty NC COP (Iredell Cnty Sch Proj) AGM 5.25%, 6/01/22	920	1,086,483

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	33

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina Eastern Mun Pwr Agy AMBAC Series 05A 5.25%, 1/01/20	$1,000	$1,134,020
North Carolina Med Care Comm (Pennybyrn at Maryfield) 6.00%, 10/01/23	3,305	3,294,325

		5,514,828

Ohio – 2.7%
Akron OH Income Tax 5.00%, 12/01/31	1,500	1,747,980
Cleveland OH Inc. Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	5,500	6,224,735
Cleveland OH Pub Pwr Sys NPFGC-RE Series 06A 5.00%, 11/15/18	2,835	3,207,151
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	8,400	8,492,232
Kent State Univ Series 2012A 5.00%, 5/01/29	2,000	2,357,120
Toledo-Lucas Cnty OH Port Auth (CSX Corp., Inc.) Series 92 6.45%, 12/15/21	6,730	8,495,144

		30,524,362

Oregon – 0.7%
Forest Grove OR (Pacific Univ) RADIAN Series 05A 5.00%, 5/01/28	2,995	3,066,701
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) Series 02B 5.45%, 7/01/32	1,210	1,210,762
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/27	3,000	3,527,310

		7,804,773

Pennsylvania – 2.0%
Hampden PA GO 5.00%, 5/15/26-5/15/28(a)	3,235	3,839,577
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.25%, 8/01/33	4,735	5,490,517

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania IDA 5.50%, 7/01/23 (Pre-refunded/ETM)	$485	$611,406
Pennsylvania IDA (Pennsylvania SRF) 5.50%, 7/01/23	3,455	3,990,490
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24(c)	1,030	933,644
Pittsburgh & Allegheny PA Sports & Exhibition Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 5.00%, 2/01/31	6,925	7,844,224

		22,709,858

Puerto Rico – 1.8%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/25	7,090	7,510,791
Puerto Rico GO 5.25%, 7/01/23	1,700	1,772,692
Series 01A 5.50%, 7/01/19	1,000	1,103,420
Series 03A 5.25%, 7/01/23 (Pre-refunded/ETM)	500	516,330
Series 04A 5.25%, 7/01/19	2,880	3,032,554
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	537,040
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	1,065	1,167,453
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19-6/01/20	4,460	4,658,403

		20,298,683

Rhode Island – 0.4%
Rhode Island Higher Ed Svgs Tr (Providence Place Mall) RADIAN Series 00 6.125%, 7/01/20	4,655	4,656,909

South Carolina – 1.2%
Dorchester Cnty SC SD #2 Lease Series 06 5.00%, 12/01/30	1,500	1,703,445
AGC 5.00%, 12/01/29	400	455,952

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	35

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) AGC Series 05 5.00%, 12/01/27	$6,225	$6,527,909
South Carolina Pub Svc Auth 5.00%, 12/01/28	4,235	5,032,789

		13,720,095

Tennessee – 0.2%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,990	2,143,071
5.25%, 9/01/26	275	293,994

		2,437,065

Texas – 11.7%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	1,290	1,486,777
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	455	474,524
Camino Real Regl Mob Auth TX 5.00%, 2/15/21	2,850	2,855,843
Dallas Fort Worth TX Intl Arpt Series 2012F 5.00%, 11/01/28	13,680	15,250,601
NPFGC-RE Series 01 5.50%, 11/01/35	5,065	5,065,000
Ector Cnty TX ISD GO 5.25%, 8/15/27	160	164,934
El Paso Cnty TX Hosp Dist GO AGC Series 2008A 5.00%, 8/15/23	5,000	5,755,550
Frisco TX ISD GO 5.00%, 8/15/31	3,335	3,970,951
Guad Blanco River Auth TX NPFGC Series 04A 5.00%, 8/15/24	1,895	1,897,672
Harris City TX Toll Road Series 2012 5.00%, 8/15/29-8/15/30	11,900	14,215,677

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	$5,700	$6,232,380
Hidalgo Cnty TX Hlth Fac Svcs (Mission Hospital, Inc.) Series 05 5.00%, 8/15/14-8/15/19	730	754,698
Magnolia TX ISD GO 5.00%, 8/15/20	6,165	7,258,979
North Texas Hgr Ed Auth (United Regl Hlth Care Sys) AGM Series 07 5.00%, 9/01/24	1,000	1,092,420
North Texas Tollyway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/30	7,500	8,724,300
San Antonio TX Elec & Gas 5.00%, 2/01/25 (Pre-refunded/ETM)	65	71,519
5.00%, 2/01/25 (Pre-refunded/ETM)	2,435	2,682,079
Series 08 5.00%, 2/01/26	6,830	7,984,885
Series 2009A 5.25%, 2/01/24	3,260	3,948,675
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28	1,000	1,022,580
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.50%, 11/15/22	2,210	2,325,671
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	2,150	2,464,201
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	2,000	2,239,960
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	9,040	11,154,366
Texas Private Acvty Bond Srfc Trnsp Corp. (Nte Mobility Partners LLC Project) 6.875%, 12/31/39	2,280	2,764,842
Texas Turnpike Auth (Central Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	9,500	9,532,110

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	37

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	$2,000	$2,143,740
Wichita TX ISD GO Series 2007 5.00%, 2/01/27	6,000	6,893,820

		130,428,754

Utah – 0.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	840	910,417

Virginia – 0.0%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	257	260,714

Washington – 6.6%
Clark Cnty WA PUD #1 5.00%, 1/01/23	12,635	14,487,417
Energy Northwest WA (Bonneville Power Admin) Series 2006 5.00%, 7/01/24	4,055	4,618,483
AMBAC 5.00%, 7/01/21	11,470	12,608,742
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.25%, 6/01/26	4,000	4,571,560
Series 2009 5.00%, 6/01/27	615	687,472
King Cnty WA SD #414 GO NPFGC 5.00%, 12/01/24	4,500	5,079,915
Tacoma WA Refuse Util XLCA Series 06 5.00%, 12/01/18	3,615	4,099,193
Washington St GO 5.00%, 7/01/24(d)	9,000	10,993,230
AMBAC 5.00%, 1/01/24 (Pre-refunded/ETM)	5,000	5,700,150
NPFGC-RE 5.00%, 1/01/27	6,380	7,284,556
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	3,490	3,473,072

		73,603,790

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.5%
West Virginia EDA (West Virginia Lottery) Series 2010A 5.00%, 6/15/35	$5,000	$5,701,350

Wisconsin – 1.0%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(f)	2,465	2,818,506
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) Series 2012A 5.00%, 8/15/32	2,300	2,543,317
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/20	5,000	5,486,850

		10,848,673

Total Municipal Obligations (cost $1,053,378,140)		1,126,751,342

	Shares
SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.15%(g) (cost $10,883,938)	10,883,938	10,883,938

Total Investments – 101.7% (cost $1,064,262,078)		1,137,635,280
Other assets less liabilities – (1.7)%		(19,439,058)

Net Assets – 100.0%		$1,118,196,222

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$6,300	10/21/16	SIFMA	*	4.129%	$915,960

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Security is in default and is non-income producing.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	39

National Portfolio—Portfolio of Investments

(c)	Illiquid security.

(d)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the market value of this security amounted to $2,818,506 or 0.3% of net assets.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2012, the Fund held 27.0% of net assets in insured bonds (of this amount 5.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
CIFG	NA – CIFG Assurance North America Inc.
COP	– Certificate of Participation
CRA	– Community Redevelopment Agency
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GO	– General Obligation
HFA	– Housing Finance Authority
HFC	– Housing Finance Corporation
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
IDR	– Industrial Development Revenue Bond
ISD	– Independent School District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PFC	– Passenger Facility Charge
PUD	– Public Utility District
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
SFMR	– Single Family Mortgage Revenue
SRF	– State Revolving Fund
SSA	– Special Services Area
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

National Portfolio—Portfolio of Investments

HIGH INCOME MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 112.9%
Long-Term Municipal Bonds – 112.9%
Alabama – 2.2%
Cullman Cnty AL Hlth Care Auth (Cullman Regl Med Ctr) Series 2009A 6.25%, 2/01/23	$1,000	$1,092,490
7.00%, 2/01/36	3,130	3,421,340
Jefferson Cnty AL LT Sch Wts Series 2004A 4.75%, 1/01/25	530	508,673
5.00%, 1/01/24	3,365	3,308,333
Montgomery AL Med Clinic BD (Jackson Hospital & Clinic) 5.25%, 3/01/36	1,000	1,024,390
Pell City AL Spl Care Fac Fin Auth (Noland Health Services) 5.00%, 12/01/39	7,875	8,407,193
Phenix City AL IDB (Meadwestvaco Corp.) Series 2002A 6.35%, 5/15/35	4,300	4,307,568
Selma AL IDB (International Paper Co.) Series 2010A 5.80%, 5/01/34	4,615	5,179,692

		27,249,679

Alaska – 0.4%
Koyukuk AK Hlth Care Fac (Tanana Chiefs Conference) 7.75%, 10/01/41	4,550	5,081,486

Arizona – 4.6%
Apache Cnty AZ IDA (Tucson Electric Power Co.) Series A 4.50%, 3/01/30	2,000	2,097,720
Arizona Hlth Fac Auth (Beatitudes Campus) 5.10%, 10/01/22	3,300	3,287,163
5.20%, 10/01/37	6,150	5,636,352
Downtown Phoenix Hotel Corp. AZ FGIC Series 2005A 5.00%, 7/01/40	6,930	6,857,789
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	4,900	6,083,203

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	41

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ IDA (Great Hearts Academies) 6.30%, 7/01/42	$1,000	$1,050,210
Pima Cnty AZ IDA (American Charter Sch Fdntn) Series 2007A 5.50%, 7/01/26	2,105	2,110,831
5.625%, 7/01/38	3,825	3,642,853
Quechan Indian Tribe Series 2012A 9.75%, 5/01/25	2,400	2,650,320
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	18,805	21,763,967
Tempe AZ IDA (Friendship Village of Tempe) Series 2012A 6.25%, 12/01/42-12/01/46	3,000	3,247,935

		58,428,343

California – 13.1%
Assn Bay Area Govt CA Non-Prof (Episcopal Senior Communities) 6.125%, 7/01/41	2,400	2,730,336
Bay Area Toll Auth CA Series 2010 3694 5.00%, 4/01/25(a)	7,570	8,707,695
California Ed Fac Auth (California Clg of Arts) 5.00%, 6/01/30	1,140	1,167,565
California Ed Fac Auth (Univ of The Pacific) Series 2012A 5.00%, 11/01/42	1,300	1,438,710
California Mun Fin Auth (Azusa Pacific University) Series 2011B 7.75%, 4/01/31	3,430	4,057,724
California Mun Fin Auth (Emerson College) 6.00%, 1/01/42	1,000	1,188,300
California Mun Fin Auth (Goodwill Industries, Inc.) Series 2012A 6.625%, 1/01/32(b)	1,000	1,060,050
6.875%, 1/01/42(b)	1,500	1,589,100

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Mun Fin Auth (Rocketship Seven-Alma Academy) 6.25%, 6/01/43	$3,340	$3,375,738
California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32(b)	3,910	4,160,788
California Pub Wks Brd (California Pub Wks Brd Lease) Series 2011A 5.00%, 10/01/17	6,490	7,573,700
California St Sch Fin Auth Edu (Tri Valley Learning Corp.) Series 2012A 7.00%, 6/01/47	9,250	9,326,220
California Statewide CDA (Amino Inglewood CA High Sch) Series 2011A 7.25%, 8/01/41	2,000	2,225,360
California Statewide CDA (Eskaton Properties, Inc.) 5.25%, 11/15/34	3,470	3,698,326
California Statewide CDA (Front Porch Communities) 5.125%, 4/01/37(c)	3,300	3,377,484
California Statewide CDA (Rocketship Four-Mosiac Elementary) Series 2011A 8.50%, 12/01/41	4,000	4,327,840
California Statewide CDA (Rocklin Academy) Series 2011A 8.25%, 6/01/41	4,050	4,580,996
California Statewide CDA (The Terraces at San Joaquin Gardens) 5.625%, 10/01/32	1,000	1,030,960
6.00%, 10/01/42-10/01/47	2,000	2,089,480
California Statewide CDA (Thomas Jefferson Sch Law) Series 2008A 7.25%, 10/01/38(c)	4,650	4,752,207
Golden St Tobacco Sec CA (Golden St Tob Securitization) Series 2007A-1 5.125%, 6/01/47	9,890	7,969,659
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010B 5.00%, 5/15/31	7,230	8,171,852

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	43

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Regl Arpts Impt Corp. (American Airlines, Inc.) Series 2002C 7.50%, 12/01/24	$4,625	$4,571,628
Los Angeles CA USD GO 5.25%, 7/01/25	1,000	1,186,660
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 6.00%, 3/01/36	450	491,679
Oakland CA USD GO Series 2012A 5.50%, 8/01/32	1,500	1,656,975
Poway CA USD CFD 6 5.00%, 9/01/33-9/01/36	1,300	1,378,395
Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 6.00%, 9/01/30	1,235	1,343,198
San Buenaventura CA Hosp (Community Memorial Hlth System) 7.50%, 12/01/41	4,500	5,579,775
San Francisco City/Cnty CA COP Series 2009A 5.00%, 4/01/29	3,115	3,469,767
San Jose CA Arpt AMBAC Series 2007A 5.00%, 3/01/37	9,745	9,979,952
Southern CA Logistics Arpt Auth Proj XLCA 5.00%, 12/01/36	3,600	2,390,724
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.25%, 7/01/27(a)	9,960	12,201,199
Tejon Ranch CA Pub Fac Fin CFD #2008-1 Series 2010A 7.375%, 9/01/40	2,000	2,066,320
Tobacco Securitization Auth Southern CA Series 2006A1-SNR 5.125%, 6/01/46	10,800	8,869,392
Univ of California Series 2012G 5.00%, 5/15/30(a)	10,000	11,893,000
Upland CA Cmnty Redev Agy (Upland CA Cmnty Fac Dist Spl Tax) 5.00%, 9/01/34	1,000	1,034,460
Vernon CA Elec Sys Series 2012A 5.50%, 8/01/41	1,400	1,531,264

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Contra Costa CA Hlth Dist 6.25%, 7/01/42	$5,000	$5,625,050
Yucaipa CA CFD #98-1 5.375%, 9/01/30	1,700	1,807,219

		165,676,747

Colorado – 3.1%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.00%, 12/01/42	8,690	9,303,775
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.00%, 11/15/15	2,500	2,795,900
Series 2011B 5.00%, 11/15/17	8,020	9,370,247
E-470 Pub Hwy Auth CO 5.25%, 9/01/25	600	662,634
5.375%, 9/01/26	3,800	4,209,640
Fitzsimons Vlg Met Dist #1 CO Series 2010A 7.50%, 3/01/40	1,500	1,599,570
Park Creek Met Dist CO 5.50%, 12/01/37	2,300	2,466,037
Regional Trnsp Dist CO (Denver Transit Partners) 6.00%, 1/15/41	5,810	6,739,542
Three Springs Metro District #3 CO Series 2010 7.75%, 12/01/39	2,550	2,691,933

		39,839,278

Delaware – 0.1%
Delaware EDA (Newark Charter School) 5.00%, 9/01/42	1,075	1,125,493

District of Columbia – 2.5%
District of Columbia (American Society of Hematology) 5.00%, 7/01/36-7/01/42	8,600	9,331,186
District of Columbia (Center for Strategic and Intl Studies DC) 6.625%, 3/01/41	1,850	2,028,710
District of Columbia (Friendship Pub Charter Sch) 5.00%, 6/01/42	2,660	2,738,417
District of Columbia (Howard Univ) Series 2011A 6.25%, 10/01/32	4,205	5,136,575

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	45

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia Pers Income Tax 5.00%, 12/01/29(a)	$10,000	$12,071,900

		31,306,788

Florida – 7.5%
Alachua Cnty FL Hlth Fac Auth (Oak Hammock at The Univ of Florida) Series 2012A 8.00%, 10/01/42-10/01/46	4,065	4,832,366
Alachua Cnty FL Hlth Fac Auth (Terraces at Bonita Springs) 8.125%, 11/15/46	5,000	5,834,800
Capital Trust Agy FL (Million Air One) 7.75%, 1/01/41	9,080	10,154,073
Citizens Ppty Ins Corp. FL AGM 5.00%, 6/01/15	6,105	6,666,416
Lakeland FL ED Fac (Florida Southern College) Series 2012 5.00%, 9/01/30-9/01/42	2,500	2,686,750
Lee Cnty FL IDA (Shell Point/Alliance Oblig Group) 5.00%, 11/15/22-11/15/32	2,600	2,654,137
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2011A 5.00%, 10/01/27	5,000	5,506,750
Martin Cnty FL Hlth Fac Auth (Martin Mem Med Ctr) 5.50%, 11/15/32-11/15/42	9,050	10,015,754
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 5.00%, 11/15/29	2,500	2,752,575
6.75%, 11/15/21	2,745	3,038,166
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) AGC 5.00%, 10/01/33	3,850	4,090,278
Mid-Bay Brdg Auth FL Series 2011A 7.25%, 10/01/40	4,000	5,054,920
Orange Cnty FL Hlth Fac Auth (Orlando Health) 5.00%, 10/01/42	8,635	9,306,026
Series 2012B 5.00%, 10/01/42	8,000	8,621,680

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Palm Beach Cnty FL (Sinai Residences of Boca Raton) 2.00%, 6/01/16	$2,450	$2,471,535
Palm Beach Cnty FL Hlth Fac Auth (Waterford Retirement Communities) 5.875%, 11/15/37	4,250	4,484,855
St. John’s Cnty FL IDA (Presbyterian Retirement Svc) Series 2010A 5.875%, 8/01/40	4,000	4,466,480
Volusia Cnty FL Ed Fac Auth (Embry-Riddle Aeronautical Univ) RADIAN Series 2005 5.00%, 10/15/35	1,840	1,908,190

		94,545,751

Georgia – 1.6%
De Kalb Cnty GA Hosp Auth (De Kalb Medical Center) 6.00%, 9/01/30	1,000	1,180,220
6.125%, 9/01/40	6,100	7,177,931
Metro Atlanta Rapid Tran Auth GA AGM 5.00%, 7/01/29(a)	10,220	11,713,346

		20,071,497

Guam – 0.2%
Guam COP Series 2010A 6.875%, 12/01/40	910	998,707
Guam GO Series 2009A 7.00%, 11/15/39	1,000	1,135,010

		2,133,717

Hawaii – 0.2%
Hawaii Dept Budget & Finance (Kahala Nui) 5.125%, 11/15/32	1,000	1,072,510
5.25%, 11/15/37	1,325	1,412,185

		2,484,695

Idaho – 0.3%
Idaho Hsg & Fin Assn (Battelle Energy Alliance LLC TDF Proj) Series 2010A 7.00%, 2/01/36	4,000	4,497,040

Illinois – 6.2%
Chicago IL GO AGM Series 2010 3682 5.00%, 1/01/29(a)	3,000	3,326,610

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	47

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010B 5.00%, 1/01/26	$1,285	$1,466,223
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	2,795	2,943,722
Chicago IL Tax Increment (Metramarket Chicago Proj) Series 2010A 6.87%, 2/15/24	1,260	1,335,681
Chicago IL Transit Authority Sales Tax 5.25%, 12/01/31	5,000	5,831,450
Illinois Finance Auth (Greenfields of Geneva) Series 2010A 8.25%, 2/15/46	1,950	2,113,371
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/19	2,980	3,032,090
Illinois Finance Auth (Lake Forest College) Series 2012A 6.00%, 10/01/48	1,300	1,345,045
Illinois Finance Auth (Lutheran Senior Svcs) 5.625%, 5/15/42	7,525	7,604,991
5.75%, 5/15/46	3,930	3,993,273
Illinois Finance Auth (OSF Healthcare Sys) 6.00%, 5/15/39	5,860	6,759,217
Illinois Finance Auth (Park Place of Elmhurst) Series 2010A 8.125%, 5/15/40	1,250	1,352,400
8.25%, 5/15/45	2,775	3,017,452
Illinois Finance Auth (Provena Health) Series B 6.00%, 5/01/34	2,025	2,286,245
Illinois Finance Auth (Swedish Covenant Hospital) 6.00%, 8/15/38	3,360	3,782,722
Illinois Finance Auth (The Admiral at The Lake) Series 2010A 8.00%, 5/15/46	4,800	5,644,656

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Finance Auth (The Landing at Plymouth Place) 6.00%, 5/15/37(d)	$5,750	$4,755,537
Illinois Finance Auth (Uno Charter Sch Network, Inc.) Series 2011A 7.125%, 10/01/41	2,500	2,816,625
Illinois GO 5.00%, 3/01/33	4,900	5,381,915
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	4,885	5,830,492
Matteson IL GO 8.00%, 12/01/29(e)	5,000	3,908,900

		78,528,617

Indiana – 3.3%
Indiana Finance Auth (Kings Daughters Hospital) 5.50%, 8/15/40	6,000	6,558,360
Indiana Finance Auth (Marquette Manor) 4.75%, 3/01/32	5,535	5,609,612
5.00%, 3/01/39	1,400	1,431,318
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/31	3,000	3,441,960
Indianapolis IN Loc Bond Bank (Marion Cnty IN Cap Impt Brd) Series 2011K 5.00%, 6/01/27	1,800	2,060,046
Knox Cnty IN Econ Dev (Good Samaritan Hospital) Series 2012A 5.00%, 4/01/37-4/01/42	11,740	12,836,510
The Barrington at Carmel Series 2012A 7.125%, 11/15/42-11/15/47	3,730	3,846,381
Whiting IN Envrn Fac (BP PLC) 5.00%, 1/01/16	5,000	5,616,350

		41,400,537

Iowa – 0.9%
Iowa Finance Auth (Alcoa, Inc.) 4.75%, 8/01/42	3,100	3,150,592
Tobacco Settlement Fin Corp. IA Series 2005C 5.625%, 6/01/46	8,500	8,006,320

		11,156,912

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	49

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kansas – 0.8%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.50%, 5/15/39	$4,525	$4,599,120
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	9,250	6,180,295

		10,779,415

Kentucky – 1.7%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 5.25%, 8/15/46	2,000	2,232,020
Kentucky Econ Dev Fin Auth (Masonic Homes of Kentucky) 5.375%, 11/15/42	7,765	7,839,777
5.50%, 11/15/45	2,350	2,369,787
Kentucky Econ Dev Fin Auth (Owensboro Med Hlth Sys) Series 2010A 6.00%, 6/01/30	3,540	4,131,817
6.375%, 6/01/40	2,900	3,446,070
Louisville & Jefferson Cnty KY (Norton Healthcare) 5.25%, 10/01/36	2,000	2,093,180

		22,112,651

Louisiana – 2.4%
Jefferson Parish LA Hosp Svc Dist #2 (East Jefferson General Hospital) 6.375%, 7/01/41	4,360	5,114,498
Louisiana Gas and Fuels Tax XLCA 5.00%, 5/01/26 (Pre-refunded/ETM)(a)	10,000	11,546,900
Louisiana Loc Govt Envrn Fac & CDA (Woman’s Hospital Foundation) Series 2010A 5.625%, 10/01/30	1,200	1,374,732
5.875%, 10/01/40	3,000	3,399,630
6.00%, 10/01/44	1,740	1,980,120
Louisiana Pub Fac Auth (Franciscan Missionaries) 5.00%, 7/01/42(b)	2,125	2,307,899
St John Baptist Parish LA (Marathon Oil Corp.) Series 2007A 5.125%, 6/01/37	4,800	5,226,240

		30,950,019

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Maine – 0.3%
Maine Hlth & Hgr Ed Fac Auth (Mainegeneral Medical Center) 6.75%, 7/01/41	$3,000	$3,610,560

Maryland – 0.1%
Anne Arundel Cnty MD Spl Oblig (National Business Park North) 6.10%, 7/01/40	1,000	1,085,690

Massachusetts – 3.0%
Massachusetts Dev Fin Agy (Merrimack College) Series 2012A 5.25%, 7/01/42	7,350	7,956,963
Massachusetts Port Auth (Delta Airlines, Inc.) AMBAC Series 2001A 5.00%, 1/01/27	1,475	1,445,603
5.50%, 1/01/13-1/01/19	6,800	6,802,267
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012A 5.00%, 8/15/23(a)	10,000	12,601,400
5.00%, 8/15/24	7,340	9,183,001

		37,989,234

Michigan – 3.4%
Detroit MI City SD GO Series 2012A 5.00%, 5/01/30-5/01/31(f)	4,015	4,502,843
Detroit MI Swr Disp Series A 5.25%, 7/01/39	7,100	7,739,355
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/27	5,000	5,418,950
Michigan Hosp Fin Auth (Henry Ford Hlth Sys) Series 2006A 5.25%, 11/15/46	1,000	1,054,430
Michigan Hosp Fin Auth (Presbyterian Villages of Michigan) 5.50%, 11/15/35	1,750	1,756,090
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48	14,360	12,602,767

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	51

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) 5.00%, 12/01/14	$4,000	$4,339,360
NPFGC-RE 5.00%, 12/01/27	4,630	4,996,974

		42,410,769

Minnesota – 1.3%
Cottage Grove MN Sr Hsg (PHS Cottage Grove, Inc.) Series 2006A 6.00%, 12/01/46	1,770	1,794,284
Duluth MN EDA (St Lukes Hlth Sys) 5.75%, 6/15/32	2,170	2,272,619
6.00%, 6/15/39	4,000	4,236,280
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) NPFGC-RE Series 2007B 5.00%, 1/01/22	2,750	3,033,388
St. Louis Park MN Hlth Care Facs (Park Nicollet Health Svcs) Series 2009 5.75%, 7/01/39	3,000	3,407,040
Tobacco Securitization Auth MN 5.25%, 3/01/31	1,000	1,125,420

		15,869,031

Missouri – 0.3%
Missouri Hlth & Ed Fac Auth (Lutheran Senior Svcs) 5.50%, 2/01/42	1,520	1,643,120
6.00%, 2/01/41	1,750	1,969,940

		3,613,060

Nebraska – 1.2%
Central Plains Energy Proj Gas (Goldman Sachs Group, Inc.) 5.00%, 9/01/42	11,675	12,546,189
5.25%, 9/01/37	2,500	2,758,050

		15,304,239

Nevada – 0.6%
Reno NV Hosp (Renown Regl Med Ctr) Series 2007A 5.25%, 6/01/41	7,870	8,190,309

New Hampshire – 0.4%
New Hampshire Hlth & Ed Fac Auth (Southern New Hampshire Univ.) 5.00%, 1/01/42	4,585	4,915,212

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 3.8%
Burlington Cnty NJ Brdg Commn (The Evergreens) 5.625%, 1/01/38	$3,500	$3,606,085
New Jersey EDA (Continental Airlines) 5.25%, 9/15/29	7,475	7,652,756
7.00%, 11/15/30	5,455	5,478,893
Series 1999 4.875%, 9/15/19	2,000	2,039,020
New Jersey EDA (Umm Energy Partners LLC) Series 2012A 5.125%, 6/15/43	6,250	6,390,125
New Jersey Hlth Care Fac Fin Auth (Holy Name Hospital) 5.00%, 7/01/25	5,240	5,675,758
New Jersey Hlth Care Fac Fin Auth (St Joseph Health Sys) 6.625%, 7/01/38	1,500	1,738,545
New Jersey Hlth Care Fac Fin Auth (Trinitas Regional Medical Center) Series 2007A 5.25%, 7/01/30	2,000	2,102,520
Tobacco Settlement Fin Corp. NJ Series 2007 1A 4.75%, 6/01/34	3,000	2,588,490
5.00%, 6/01/41	12,590	10,955,692

		48,227,884

New Mexico – 0.7%
New Mexico Hosp Equip Loan Coun (Gerald Champion Regl Med Ctr) 5.50%, 7/01/42	8,155	8,388,151

New York – 9.3%
Build NYC Resource Corp. (YMCA of Grtr New York) 5.00%, 8/01/42	1,700	1,917,804
Liberty NY Dev Corp. (Goldman Sachs Group, Inc.) 5.25%, 10/01/35	2,000	2,372,640
Metropolitan Trnsp Auth NY Series 2011D 5.00%, 11/15/25	2,500	2,951,350
Series 2012E 5.00%, 11/15/42	5,565	6,270,809

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	53

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/31(a)	$10,740	$12,660,097
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 5.875%, 1/01/18	2,125	1,514,424
6.50%, 1/01/27	1,865	1,173,421
6.70%, 1/01/43	2,190	1,288,727
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/37	4,700	5,108,477
New York NY GO 5.125%, 12/01/27(a)	7,340	8,591,690
New York NY IDA (American Airlines, Inc.) 7.75%, 8/01/31	2,000	2,118,020
8.00%, 8/01/28	5,550	5,877,505
Series 2005 7.50%, 8/01/16	1,110	1,175,412
New York NY Transitional Fin Auth 5.00%, 2/01/26(a)	10,000	12,015,600
New York St Dormitory Auth (New York St Pers Income Tax) Series 2012A 5.00%, 12/15/29(a)	10,420	12,651,339
5.00%, 12/15/30	10,700	12,927,740
New York St Liberty Dev Corp. (7 World Trade Ctr Proj) 5.00%, 3/15/44	1,900	2,037,845
New York St Thruway Auth 2ND G 5.00%, 4/01/29(a)	9,500	11,365,040
Newburgh NY GO Series 2012A 5.25%, 6/15/27	1,010	1,036,008
Series A 5.625%, 6/15/34	1,235	1,259,255
Port Authority of NY & NJ (Delta Airlines, Inc.) 6.00%, 12/01/42	2,285	2,678,363
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	50	51,792
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	1,250	1,090,188
6.00%, 9/15/27	2,000	1,506,600
Series A 6.00%, 9/15/37	3,000	2,218,920

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yonkers NY GO Series 2011A 5.00%, 10/01/17	$3,000	$3,391,500

		117,250,566

North Carolina – 0.6%
North Carolina Med Care Comm (Galloway Ridge at Fearrington) 6.00%, 1/01/39	1,020	1,108,750
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series A 6.125%, 10/01/35	6,350	6,126,353

		7,235,103

Ohio – 3.7%
Buckeye OH Tob Stlmnt Fin Auth Series 2007A-2 5.875%, 6/01/47	22,130	18,952,132
Cleveland OH Arpt Sys Series 2012A 5.00%, 1/01/29-1/01/30	9,000	10,157,130
Erie Cnty OH Hosp (Firelands Regional Med Ctr) 5.25%, 8/15/46	3,710	3,815,809
Series 2006A
5.00%, 8/15/36	1,290	1,318,380
Gallia Cnty OH Hosp (Holzer Health Sys) Series 2012A 8.00%, 7/01/42	5,000	5,595,750
Pinnacle Cmnty Infra Fin Auth (Pinnacle Club of Grove City) Series 2004A 6.00%, 12/01/22	1,252	1,266,599
6.25%, 12/01/36	3,500	3,523,030
S Estrn OH Port Auth Hosp Facs (Memorial Health Sys) 6.00%, 12/01/42	1,700	1,809,633

		46,438,463

Oklahoma – 0.5%
Oklahoma Dev Fin Auth (Inverness Village) 5.75%, 1/01/27	2,930	3,127,365
6.00%, 1/01/32	3,315	3,553,381

		6,680,746

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	55

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 1.0%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2011A 5.25%, 4/01/25(a)	$7,310	$8,993,420
Salem OR Hosp Fac Auth Revenue (Capital Manor, Inc.) 5.625%, 5/15/32	1,000	1,061,690
6.00%, 5/15/42-5/15/47	2,975	3,207,669

		13,262,779

Pennsylvania – 5.1%
Allegheny Cnty PA Hgr Ed Bldg Auth (Chatham Univ) Series 2012A 5.00%, 9/01/35	1,700	1,832,566
Allegheny Cnty PA IDA (United States Steel Corp.) 6.75%, 11/01/24	2,875	3,100,170
Clairton PA Muni Auth Series 2012B 5.00%, 12/01/37-12/01/42	8,525	8,841,671
Cumberland Cnty PA Mun Auth (Asbury Atlantic, Inc.) 5.25%, 1/01/32-1/01/41	2,650	2,720,011
6.125%, 1/01/45	4,170	4,559,019
Montgomery Cnty PA IDA (Philadelphia Presbyterian Homes, Inc.) 6.50%, 12/01/25	4,000	4,661,680
Norristown PA Area SD COP 5.00%, 4/01/32	3,900	4,048,044
North Eastern PA Hosp & ED Auth (Wilkes Univ) Series 2012A 5.25%, 3/01/42	2,135	2,290,983
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 2012A 5.00%, 11/01/41	8,620	9,287,274
Pennsylvania St 5.00%, 11/15/29(a)	10,000	12,099,000
Philadelphia Hosp & Hgr Ed Fac Auth (Temple Univ Hlth Sys) Series 2012A 5.625%, 7/01/42	4,730	5,047,241
Philadelphia PA Arpt (Philadelphia Intl Airport) Series 2011A 5.00%, 6/15/25	5,000	5,664,500

		64,152,159

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.8%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/25	$3,000	$3,178,050
Series 2010ZZ
5.25%, 7/01/23	2,455	2,658,888
Puerto Rico GO Series 2012A 5.00%, 7/01/41	3,820	3,796,698
5.50%, 7/01/39	6,515	6,726,347
Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.375%, 4/01/42	1,665	1,674,074
Puerto Rico Pub Fin Corp. Series B 6.00%, 8/01/26	1,620	1,831,329
Puerto Rico Sales Tax Fin Corp. 5.00%, 8/01/24	3,000	3,322,950

		23,188,336

Rhode Island – 0.7%
Rhode Island Hlth & Ed Bldg Corp. (Tockwotton Home) 8.375%, 1/01/46	4,500	5,259,915
Tobacco Settlement Fin Corp. RI (Rhode Island Tobacco Asset Sec) 6.25%, 6/01/42	3,160	3,224,812

		8,484,727

South Carolina – 0.9%
South Carolina St Public Svc Auth AMBAC 5.00%, 1/01/32(a)	10,000	11,156,400

South Dakota – 0.1%
Sioux Falls SD Hlth Fac (Dow Rummel Village)
5.00%, 11/15/26	1,020	1,012,880

Tennessee – 1.3%
Johnson City TN Hlth & Ed (Mountain States Health Alliance Auxiliar) 5.00%, 8/15/42	4,880	5,255,028
5.50%, 7/01/36	6,815	7,264,109
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2011A-2 5.00%, 7/01/15	3,135	3,431,571

		15,950,708

Texas – 9.5%
Austin TX Convention Ctr Enterprise Series 2006B 6.00%, 1/01/20(c)	1,195	1,320,738

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	57

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brazos River TX Hbr Nav Dist (Dow Chemical Co.) Series 2008A 5.95%, 5/15/33	$5,000	$5,728,750
Central TX Regl Mobility Auth 6.00%, 1/01/41	5,600	6,546,568
Clifton TX Hgr Ed Fac Auth (Idea Public Schools) 5.00%, 8/15/42	2,470	2,608,691
5.75%, 8/15/41	1,000	1,115,850
Dallas Fort Worth TX Intl Arpt Series 2012F 5.00%, 11/01/35	10,000	10,979,000
Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) Series 2012C 5.00%, 7/01/42	2,855	3,022,988
Harrison Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) 5.25%, 7/01/28	3,800	4,154,920
Houston TX Arpt Sys Series 2012A 5.00%, 7/01/32	1,815	2,023,743
Houston TX Util Sys
Series 4081 5.00%, 11/15/28(a)	9,600	11,434,752
Love Field Arpt Modernization Corp. TX (Southwest Airlines Co.) 5.00%, 11/01/28	900	971,973
5.25%, 11/01/40	3,500	3,789,170
North Texas Ed Fin Corp. (Uplift Education) Series A 5.125%, 12/01/42	5,495	5,820,908
Red River TX Hlth Facs Dev Corp. (Wichita Falls Retirement Fndtn) 5.125%, 1/01/41	4,360	4,377,091
Sanger TX Indl Dev (German Pellets Gmbh) Series 2012B 8.00%, 7/01/38	9,400	9,467,398
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	750	795,720
5.50%, 11/15/22	4,000	4,209,360
Tarrant Cnty TX Cult Ed Fac Fin Corp. (MRC Crestview Proj) 8.125%, 11/15/44	3,000	3,438,420

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Cnty TX Cult Ed Fac Fin Corp. (Stayton at Museum Way) 8.00%, 11/15/28	$2,000	$2,239,960
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	7,450	9,192,481
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	6,450	7,821,593
Travis Cnty TX Hlth Fac (Longhorn Village) Series A 7.00%, 1/01/32	8,000	8,223,760
Tyler TX Hlth Fac Dev Corp. (East Texas Medical Center) 5.375%, 11/01/37	1,500	1,569,645
Tyler TX Hlth Fac Dev Corp. (Mother Frances Hosp Reg Hlth) 5.00%, 7/01/33	2,400	2,496,768
Series 2007B
5.00%, 7/01/37	3,520	3,661,926
Viridian Mun Mgmt Dist TX 9.00%, 12/01/37	3,000	3,344,340

		120,356,513

Utah – 1.1%
Timber Lakes UT Wtr Spl Svc Dist 8.125%, 6/15/31	4,000	4,335,320
Utah St Charter Sch Fin Auth (Early Light Academy) 8.50%, 7/15/46	2,000	2,326,540
Utah St Charter Sch Fin Auth (Hawthorn Academy) 8.25%, 7/15/46	2,000	2,191,860
Utah St Charter Sch Fin Auth (North Star Academy) Series 2010A 7.00%, 7/15/45	1,840	2,023,172
Utah St Charter Sch Fin Auth (Vista at Entrada Sch of Performing Arts) 6.30%, 7/15/32	850	886,856
6.55%, 7/15/42	1,890	1,971,005

		13,734,753

Vermont – 0.3%
Vermont EDA (Wake Robin Corp. Proj) 5.40%, 5/01/33	3,100	3,262,161

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	59

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 7.0%
Chesapeake Trnsp Sys Toll Road (Chesapeake VA Toll Road) Series 2012A 5.00%, 7/15/47(b)	$4,600	$4,962,572
Chesterfield Cnty VA EDA (Brandermill Woods) 5.125%, 1/01/43(b)	1,970	1,947,483
Mosaic Dist VA CDA Series 2011A 6.875%, 3/01/36	2,915	3,304,327
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47	20,450	15,725,232
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/24(a)	9,200	11,447,192
Virginia Commonwealth Transp Brd Tr 5.00%, 5/15/26(a)	8,275	10,060,414
Virginia Small Business Fin Auth (95 Express Lanes LLC Proj) 5.00%, 1/01/40	13,975	14,600,521
Virginia Small Business Fin Auth (Elizabeth River Crossing LLC) 5.50%, 1/01/42	13,325	14,609,930
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/23(a)	9,000	11,287,260

		87,944,931

Washington – 3.4%
Seattle WA Mun Light & Pwr 5.00%, 2/01/26(a)	7,500	8,980,575
Washington St GO 5.00%, 7/01/24-7/01/25(a)	15,000	18,258,450
Washington St HFC (Skyline at First Hill Proj) Series 2007A 5.625%, 1/01/27-1/01/38	12,500	12,377,793
Washington St Hgr Ed Fac Auth (Whitworth Univ)
5.25%, 10/01/46	3,250	3,523,292

		43,140,110

West Virginia – 0.2%
West Virginia Hosp Fin Auth (Thomas Health Sys) 6.50%, 10/01/38	2,445	2,544,243

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.2%
Oneida Tribe of Indians WS Retail Sales 6.50%, 2/01/31(c)	$435	$497,384
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan Hlthcare Sys) 5.25%, 8/15/24	1,490	1,593,972

		2,091,356

Total Investments – 112.9% (cost $1,322,703,858)		1,424,859,738
Other assets less liabilities – (12.9)%		(163,044,492)

Net Assets – 100.0%		$1,261,815,246

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank NA	$15,000	12/2/24	3.013%		SIFMA *	$(2,283,655)
JPMorgan Chase Bank NA	8,500	7/9/25	SIFMA	*	3.167%	1,424,446
Morgan Stanley Capital Services LLC	2,500	3/17/22	SIFMA	*	3.073%	392,108
Morgan Stanley Capital Services LLC	3,000	6/11/22	SIFMA	*	2.965%	443,059

						$(24,042)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	61

High Income Municipal Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
JPMorgan Chase Bank NA:
CDX-NAHY 5.00% 6/20/17*	5.00%	4.92%	$9,900	$88,687	$(534,145)	$622,832
Morgan Stanley Capital Services, Inc.:
CDX-NAHYS 5.00% 12/20/16*	5.00	4.54	11,520	254,400	(542,697)	797,097

				$343,087	$(1,076,842)	$1,419,929

*	Termination date

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).
(b)	When-Issued or delayed delivery security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the aggregate market value of these securities amounted to $9,947,813 or 0.8% of net assets.

(d)	Illiquid security.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $384,855.

As of October 31, 2012, the Fund held 7.2% of net assets in insured bonds (of this amount 12.6% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDX-NAHY – North American High Yield Credit Default Swap Index

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDB – Industrial Development Board

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

High Income Municipal Portfolio—Portfolio of Investments

CALIFORNIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 103.8%
Long-Term Municipal Bonds – 103.8%
California – 95.2%
Acalanes CA UHSD GO AGM Series 05B 5.25%, 8/01/24	$5,000	$5,604,400
Banning CA Util Auth Wtr NPFGC-RE Series 05 5.25%, 11/01/30	8,405	8,935,271
Bay Area Toll Auth CA 5.00%, 4/01/30-4/01/31	6,320	7,513,507
Series 2009F1 5.25%, 4/01/27	7,500	9,023,475
Series 2010S-2 5.00%, 10/01/30	2,350	2,660,858
Beaumont CA Fing Auth AMBAC Series C 5.00%, 9/01/26	3,305	3,344,693
Butte-Glenn CCD CA GO NPFGC Series 05B 5.00%, 8/01/25	3,620	3,934,216
California Dept Wtr Res Cen Vy 5.00%, 12/01/24	5,000	5,952,700
Series 2008AE 5.00%, 12/01/27	2,680	3,146,695
Series 2009AF 5.00%, 12/01/29	2,225	2,629,972
Series 2012AL 5.00%, 12/01/29	5,150	6,331,255
Series 2013 AM 5.00%, 12/01/25(a)	7,700	9,531,214
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,725	7,071,749
California Ed Fac Auth (California Clg of Arts) Series 01 5.875%, 6/01/30	2,200	2,208,008
California Ed Fac Auth (Univ of The Pacific) 5.00%, 11/01/21-11/01/26	1,890	2,110,851
Series 04 5.00%, 11/01/20	1,000	1,051,600
5.25%, 5/01/34	1,000	1,030,230
Series 2012A 5.00%, 11/01/30	1,250	1,415,163

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	63

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California GO 5.00%, 8/01/22-2/01/32	$17,180	$18,665,335
5.125%, 6/01/31	20	20,000
5.25%, 2/01/30-4/01/30	7,580	7,602,512
5.30%, 4/01/29	5	5,243
Series 03 5.25%, 2/01/24	3,500	3,621,905
California Hlth Fac Fin Auth (Catholic Healthcare West) Series G 5.50%, 7/01/25	3,180	3,610,063

California Hlth Fac Fin Auth (Cottage Healthcare Sys) NPFGC Series 03B 5.00%, 11/01/23	2,500	2,534,425
California Mun Fin Auth (UTS Bioenergy LLC) 7.50%, 12/01/32(a)	2,825	3,006,196
California Poll Cntl Fin Auth (Tracy Material Recovery) ACA Series 99A 5.70%, 8/01/14	1,590	1,590,922
California Pub Wks Brd (CA Lease Mental Hlth Coalinga) Series 04A 5.50%, 6/01/22	3,500	3,753,610
Series 2004A 5.50%, 6/01/23	3,290	3,519,807
California Pub Wks Brd (CA Lease Richmond Lab) XLCA Series 05B 5.00%, 11/01/30	4,270	4,499,897
California Pub Wks Brd (Univ of California Lease) Series 04F 5.00%, 11/01/26	8,065	8,700,361
Series 05C 5.00%, 4/01/23	3,130	3,425,253
California Statewide CDA (San Diego Space/Sci Fdtn) Series 96 7.50%, 12/01/16	1,425	1,478,666
California Statewide CDA MFHR (Highland Creek Apts) Series 01K 5.40%, 4/01/34	5,575	5,635,489

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA MFHR (Santa Paula Village Apts) Series 98D 5.43%, 5/01/28	$1,845	$1,846,347
Capistrano CA USD GO AGM Series 01B Zero Coupon, 8/01/25	8,000	4,555,280
NPFGC-RE Series 00A 6.00%, 8/01/24	1,550	1,556,030
Chino CA Redev Agy Tax Alloc (Chino CA Redev Proj Area B) AMBAC Series 01B 5.25%, 9/01/30	3,310	3,310,166
City of Encinitas 5.00%, 9/01/26-9/01/29	2,800	3,107,900
Clovis CA USD GO Series 2012A 5.00%, 8/01/30	3,230	3,751,193
Coachella Valley CA USD COP AMBAC 5.00%, 9/01/23	2,500	2,596,650
Corona CA CFD #97-2 (Corona CA CFD #97-2 Eagle Glen) Series 98 5.875%, 9/01/23	5,250	5,275,043
E CA Mun Wtr Dist CFD #2001-01A Series 02 6.40%, 9/01/32	3,335	3,364,348
East Palo Alto CA Pub Fin Auth (Univ Circle Gateway/101 Proj) RADIAN Series 05A 5.00%, 10/01/25	5,070	5,111,422
Encinitas Ranch CA Golf Auth Series 04 5.50%, 9/01/23-9/01/24	1,110	1,118,048
5.60%, 9/01/26	1,000	993,260
Fremont CA USD GO AGM Series 05B 5.00%, 8/01/26	1,745	1,910,217
Fullerton CA Redev Agy RADIAN 5.00%, 4/01/21	3,250	3,488,518
Gilroy CA USD GO NPFGC-RE 5.00%, 8/01/27	1,500	1,534,815

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	65

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Irvine CA Pub Fac Auth Assmt Series 2012A 3.25%, 9/02/19	$1,220	$1,244,717
4.00%, 9/02/22	1,355	1,397,303
4.25%, 9/02/24	1,530	1,577,920
Jurupa CA USD GO NPFGC-RE Series 04 5.00%, 8/01/22	1,340	1,383,295
Kaweah Delta CA Hlthcare NPFGC Series 04 5.25%, 8/01/25-8/01/26	3,780	4,042,899
La Verne CA CFD #88-1 Series 98 5.875%, 3/01/14	1,525	1,539,091
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/28-11/01/30	11,485	13,133,789
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	8,340	9,740,786
Series 2010A 5.00%, 5/15/25	8,915	10,617,498
Series A 5.00%, 5/15/27	3,560	4,199,340
Los Angeles CA Dept W&P Pwr AMBAC 5.00%, 7/01/24	5,250	6,006,997
AMBAC Series 2006A-2 5.00%, 7/01/31	5,000	5,574,750
Los Angeles CA Harbor Dept 5.00%, 8/01/26	21,450	25,045,663
Los Angeles CA MFHR (Park Plaza West Apts) 5.50%, 1/20/43	5,000	5,030,300
Los Angeles CA USD COP 5.00%, 10/01/29	4,855	5,438,425
Series 2012B 5.00%, 10/01/28	4,365	4,901,197
Los Angeles CA USD GO 5.25%, 7/01/25(b)	8,000	9,493,280
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA Mta Sales Tax) 5.00%, 7/01/25	1,260	1,497,888
Met Wtr Dist Southern CA Wtr Series 2011C 5.00%, 10/01/24	3,425	4,297,416

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mount Diablo CA USD GO Series 2012B-2 5.00%, 7/01/27	$3,200	$3,718,368
Murrieta Vly CA USD GO AGM Series 05B 5.125%, 9/01/29	1,500	1,585,575
Norco CA Redev Agy (Norco CA Redev Agy Proj #1) Series 2010 5.875%, 3/01/32	1,580	1,740,007
6.00%, 3/01/36	1,125	1,229,198
AMBAC Series 05 5.00%, 3/01/26	1,900	1,939,387
RADIAN Series 04 5.00%, 3/01/24	3,060	3,069,088
Oakland CA USD GO NPFGC-RE 5.00%, 8/01/22	8,975	9,509,461
Ontario CA COP NPFGC Series 04 5.25%, 7/01/21	1,700	1,798,073
Orange Cnty CA COP AMBAC 6.00%, 6/01/21 (Pre-refunded/ETM)	765	918,635
Palm Springs CA COP Series 91B Zero Coupon, 4/15/21 (Pre- refunded/ETM)(c)	37,500	31,965,375
Palmdale CA Wtr Dist NPFGC-RE Series 04 5.00%, 10/01/24	1,775	1,809,471
Palo Alto CA Univ AVE AD 5.00%, 9/02/25-9/02/30	3,290	3,660,887
Placentia-Yorba Lnda CA USD GO (Placentia-Yorba Lnda USD CA GO) NPFGC-RE Series 06 5.00%, 10/01/27	4,200	4,374,846
Port of Oakland CA Series 2012P 5.00%, 5/01/28-5/01/31	18,125	20,442,834
Series L 5.375%, 11/01/27 (Pre-refunded/ETM)	280	280,000
NPFGC-RE Series 2002L 5.375%, 11/01/27	2,220	2,220,000
Poway CA USD CFD #6 5.00%, 9/01/26	975	1,068,434
Redding CA Elec Sys COP NPFGC Series 92A
12.132%, 7/01/22 (Pre-refunded/ETM)(d)	1,145	1,731,148

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	67

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Richmond CA Cmnty Redev Agy (Richmond CA Merged Proj Areas) Series 2010A 5.75%, 9/01/24-9/01/25	$1,985	$2,202,212
6.00%, 9/01/30	1,395	1,517,216
Riverside CA CCD GO NPFGC Series C 5.00%, 8/01/25	1,720	1,954,642
Rocklin CA USD CFD #1 NPFGC Series 04 5.00%, 9/01/25	1,000	1,015,750
Sacramento Cnty CA Hsg Auth MFHR (Cottage Estates Apts) Series 00B 6.00%, 2/01/33	5,135	5,134,538
Sacramento Cnty CA Hsg Auth MFHR (Verandas Apts) Series 00H 5.70%, 3/01/34	2,875	2,891,416
San Bernardino Cnty CA CFD #2002-1 Series 02-1 5.90%, 9/01/33	4,750	4,824,005
San Bernardino Cnty CA COP Series 2009 5.25%, 8/01/26	1,635	1,747,602
San Diego CA Hsg Auth MFHR Series 98C 5.25%, 1/20/40	6,105	6,108,052
San Diego CA Pub Fac Fin Auth (San Diego CA Lease) 5.25%, 3/01/25	15,000	16,924,200
San Diego CA USD GO NPFGC Series 04E-1 5.00%, 7/01/23-7/01/24	3,240	3,498,234
San Diego Cnty CA Wtr Auth Series 2011B 5.00%, 5/01/29-5/01/30	16,115	18,914,645
San Diego Cnty CA Wtr Auth COP AGM Series A 5.00%, 5/01/27	3,500	3,727,325
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010A 4.90%, 5/01/29	2,200	2,492,908
Series 2012A 5.00%, 5/01/27-5/01/28	7,000	8,037,360
AGM Series 00A 6.125%, 1/01/27	1,480	1,482,235

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Pub Util Wtr 5.00%, 11/01/27	$12,000	$14,455,320
Series 2009B 5.00%, 11/01/27	4,705	5,607,842
San Francisco City/Cnty CA USD GO 5.00%, 6/15/27	3,315	3,936,596
San Joaquin Hls Trnsp Corr CA Series 93 Zero Coupon, 1/01/20 (Pre-refunded/ETM)	20,000	17,985,000
Zero Coupon, 1/01/21 (Pre-refunded/ETM)	20,000	17,297,600
Zero Coupon, 1/01/23 (Pre-refunded/ETM)	25,000	20,108,500
San Joaquin Hls Trnsp Corr CA (San Joaquin Hills Toll Road CA) NPFGC Series A Zero Coupon, 1/15/36	22,415	6,254,009
San Jose CA Hotel Tax 6.125%, 5/01/31	5,000	5,981,050
San Juan CA USD GO Series 2012B 5.00%, 8/01/28	7,395	8,710,940
Santa Ana CA USD GO Series 2008A 5.25%, 8/01/28	5,400	6,111,936
Santa Clara CA Elec Series 2011A 5.00%, 7/01/30	1,810	2,037,046
Semitropic Wtr Dist CA XLCA Series 04A 5.50%, 12/01/23 (Pre-refunded/ETM)	1,640	1,814,594
South Gate CA PFA (South Gate CA Tax Alloc) XLCA Series 02 5.125%, 9/01/24	1,800	1,809,036
Southern CA Pub Pwr Auth 5.00%, 7/01/23	3,200	3,798,176
Southwestern CA CCD GO NPFGC Series 05 5.00%, 8/01/24	1,000	1,122,290
Stockton CA PFA (Stockton CA Redev Projs) RADIAN Series 06A 5.00%, 9/01/17	2,285	2,166,546
Tejon Ranch CA Pub Fac Fin CFD #1 5.25%, 9/01/26-9/01/28	2,375	2,509,138
5.50%, 9/01/30-9/01/33	2,135	2,237,758
Torrance CA COP (Torrance CA COP Pub Impt) AMBAC Series 05B 5.00%, 6/01/24	3,365	3,506,566

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	69

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Turlock CA IRR Dist 5.50%, 1/01/41	$8,705	$9,877,651
Univ of California Series 2012G 5.00%, 5/15/30	8,500	10,109,050
Series K 5.00%, 5/15/21	4,550	5,082,850
West Contra Costa CA Hlth Dist AMBAC Series 04 5.375%, 7/01/21-7/01/24	4,720	4,925,945

		647,825,898

Arizona – 0.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	1,325	1,198,780

Illinois – 0.2%
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	890	1,062,259

Nevada – 0.4%
Henderson NV LID # T-14 AGM Series A 5.00%, 3/01/22	2,445	2,579,646

Puerto Rico – 7.0%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series A 5.00%, 7/01/17	10,730	11,398,479
Puerto Rico GO 5.25%, 7/01/23	3,000	3,128,280
Series 03A 5.25%, 7/01/23 (Pre-refunded/ETM)	800	826,128
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	537,040
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	295	323,379
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/28 (Pre-refunded/ETM)	175	226,854
5.50%, 8/01/28	20,825	23,411,257
Univ of Puerto Rico 5.00%, 6/01/18	4,930	5,186,311
Series 06Q 5.00%, 6/01/19	2,490	2,611,761

		47,649,489

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.8%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	$3,050	$3,763,365
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,525	1,849,291

		5,612,656

Total Investments – 103.8% (cost $633,512,806)		705,928,728
Other assets less liabilities – (3.8)%		(25,729,624)

Net Assets – 100.0%		$680,199,104

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank NA	$6,500	1/25/26	SIFMA	*	4.108%		$1,813,172
Merrill Lynch Capital Services, Inc.	2,800	10/1/16	SIFMA	*	4.148%		411,108
Merrill Lynch Capital Services, Inc.	3,100	10/21/16	SIFMA	*	4.129%		450,710
Merrill Lynch Capital Services, Inc.	14,500	7/30/26	4.09%		SIFMA	*	(4,065,221)
Merrill Lynch Capital Services, Inc.	10,200	8/9/26	4.063%		SIFMA	*	(2,909,146)
Merrill Lynch Capital Services, Inc.	15,000	11/15/26	4.378%		SIFMA	*	(4,895,014)

							$(9,194,391)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $12,421,319.

(d)	Variable rate coupon, rate shown as of October 31, 2012.

As of October 31, 2012, the Fund held 21.7% of net assets in insured bonds (of this amount 3.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA	– ACA Financial Guaranty Corporation
AD	– Assessment District
AGM	– Assured Guaranty Municipal

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	71

California Portfolio—Portfolio of Investments

AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDA	– Community Development Authority
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
GO	– General Obligation
HFA	– Housing Finance Authority
LID	– Local Improvement District
MFHR	– Multi-Family Housing Revenue
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
PFA	– Public Finance Authority
RADIAN	– Radian Asset Assurance Inc.
UHSD	– Unified/Union High School District
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

California Portfolio—Portfolio of Investments

NEW YORK PORTFOLIO

PORTFOLIO OF INVESTMENTS

October 31, 2012

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.3%
Long-Term Municipal Bonds – 97.3%
New York – 88.1%
Albany Cnty NY Arpt Auth AGM 5.00%, 12/15/25-12/15/26	$4,540	$5,148,799
Albany NY IDA (St. Peter’s Hosp) Series A 5.75%, 11/15/22	795	922,057
Build NYC Resource Corp. (YMCA of Grtr New York) 5.00%, 8/01/32	1,000	1,166,860
Cortland Cnty NY IDA (Cortland Memorial Hospital) RADIAN Series 02 5.25%, 7/01/32	2,700	2,713,635
Dutchess Cnty NY IDA (Bard College) 5.00%, 8/01/19-8/01/21	1,450	1,627,855
East Rochester NY Hsg Auth (St. John’s Meadows Proj) Series 2010A 5.00%, 4/20/27	2,550	2,906,720
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2010A 5.00%, 5/15/22-5/15/23	9,965	11,895,715
Series 2011C 5.00%, 12/01/28	7,260	8,614,789
Erie Cnty NY GO NPFGC Series 05A 5.00%, 12/01/20	5,990	6,528,381
Glen Cove NY IDA Series 92B Zero Coupon, 10/15/19 (Pre-refunded/ETM)	11,745	10,734,225
Hempstead NY Local Dev Corp. (Hofstra Univ) 5.00%, 7/01/28	650	739,401
Herkimer Cnty NY IDA (Herkimer Cnty NY CC Stud Hsg) Series 00 6.50%, 11/01/30	2,000	2,003,680
Long Island Pwr Auth NY Series 2012B 5.00%, 9/01/27	2,500	2,978,825
NPFGC-RE Series 06A 5.00%, 12/01/19-12/01/24	8,300	9,395,704

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	73

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Metropolitan Trnsp Auth NY Series 02 5.25%, 11/15/31	$2,935	$2,939,138
Series 02A 5.125%, 11/15/31	3,315	3,319,575
Series 2011D 5.00%, 11/15/29	4,300	4,964,651
Series 2012C 5.00%, 11/15/31	6,000	6,920,160
Series 2012D-1 5.00%, 11/01/28	2,480	2,912,388
Series 2012E 5.00%, 11/15/31	2,625	3,027,570
Series 2012F 5.00%, 11/15/30	5,000	5,818,050
NPFGC 5.00%, 11/15/18 (Pre-refunded/ETM)	6,890	8,124,757
5.00%, 11/15/21 (Pre-refunded/ETM)	5,000	5,896,050
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/29	12,100	14,554,001
Series A 5.25%, 11/15/30	10,000	10,014,100
Monroe Cnty NY IDA MFHR (Southview Towers Apts) Series 00 6.25%, 2/01/31	1,130	1,131,718
Montgomery Cnty NY IDA (New York St Boces Prog) XLCA Series 05A 5.00%, 7/01/24	1,000	1,019,510
Nassau Cnty NY IDA (Amsterdam at Harborside) Series 2007A 6.50%, 1/01/27	2,120	1,333,862
Nassau Cnty NY Local Econ Asst Corp. (South Nassau Communities Hospital) 5.00%, 7/01/31-7/01/37	4,195	4,634,082
Nassau Cnty NY Local Econ Asst Corp. (Winthrop Univ Hlth) 5.00%, 7/01/32-7/01/42	5,435	5,948,502
New York Conv Ctr Dev Corp. (New York Hotel Unit Fee) AMBAC Series 05 5.00%, 11/15/30	10,000	10,911,000

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY GO AGM 5.00%, 11/01/21	$4,000	$4,359,002
5.00%, 1/01/21	5,000	5,843,150
Series 04G 5.00%, 12/01/23	3,225	3,514,670
Series 04I 5.00%, 8/01/21	11,400	12,284,868
Series 05J 5.00%, 3/01/24	5,000	5,493,100
Series 2012I 5.00%, 8/01/30	3,900	4,648,761
XLCA Series 04I 5.00%, 8/01/18	10,000	10,807,200
New York NY HDC MFHR (New York NY HDC) Series 02A 5.50%, 11/01/34	10	10,038
NPFGC-RE Series 05P6-A 5.00%, 7/01/19	10,000	10,869,400
New York NY Hlth & Hosp Corp. AMBAC Series 03A 5.25%, 2/15/22	5,700	5,769,027
New York NY IDA (Lycee Francais) Series 02C 6.80%, 6/01/28	2,500	2,531,450
New York NY IDA (Spence School) 5.20%, 7/01/34	3,155	3,159,922
New York NY Mun Wtr Fin Auth 5.00%, 6/15/27	15,110	18,204,830
Series CC 2008 5.125%, 6/15/30	10,300	12,035,962
New York NY TFA Bldg Aid NPFGC-RE 5.00%, 7/15/21	7,000	8,128,470
New York NY Trnsl Fin Auth 5.00%, 11/01/24	5,000	5,589,050
Series 2011B 5.00%, 2/01/25	11,000	13,308,900
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/31	9,675	10,842,289
New York St Dormitory Auth Series 04A 5.25%, 7/01/21 (Pre-refunded/ETM)	575	621,966

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	75

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Cabrini Westchester) 5.10%, 2/15/26	$1,850	$2,107,687
New York St Dormitory Auth (Cornell Univ) 5.00%, 7/01/25	2,465	2,986,890
Series B 5.00%, 7/01/27	4,925	5,906,946
Series C 5.00%, 7/01/29	2,000	2,380,100
New York St Dormitory Auth (Eger Hlth and Rehab Ctr) Series 00 6.10%, 8/01/37	1,805	1,812,094
New York St Dormitory Auth (Leake and Watts Svcs) NPFGC Series 04 5.00%, 7/01/22-7/01/23	3,275	3,386,418
New York St Dormitory Auth (Maimonides Med Ctr) NPFGC Series 04 5.75%, 8/01/29	3,515	3,727,833
New York St Dormitory Auth (Manhattan College) RADIAN Series 2007A 5.00%, 7/01/27	2,445	2,570,062
New York St Dormitory Auth (Montefiore Medical Center) NPFGC-RE Series 04 5.00%, 8/01/23	1,860	1,955,585
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/26	6,795	7,768,112
New York St Dormitory Auth (New York St Boces Prog) AGM Series 04 5.00%, 8/15/23	3,175	3,345,021
New York St Dormitory Auth (New York St Lease Suny) 5.00%, 5/15/29	6,350	7,581,455
Series 2012A 5.00%, 5/15/27	2,700	3,253,851
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/27-6/15/31	7,350	8,775,664

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York Univ) Series 2008A 5.00%, 7/01/29	$4,220	$4,742,267
Series 2012A 5.00%, 7/01/31-7/01/32	9,955	11,793,586
NPFGC-RE Series 04A 5.00%, 7/01/24	2,240	2,381,747
New York St Dormitory Auth (North Shore – LIJ Hospital) 5.00%, 5/01/22	1,405	1,561,475
New York St Dormitory Auth (NYU Hosp Center) Series 07A 5.00%, 7/01/22	1,200	1,357,536
Series B 5.25%, 7/01/24	650	712,043
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	1,240	1,441,140
New York St Dormitory Auth (Ozanam Hall Queens Nursing) 5.00%, 11/01/21	1,000	1,001,170
New York St Dormitory Auth (Rochester Inst of Technology) 5.00%, 7/01/23-7/01/25	5,335	6,157,729
5.75%, 7/01/24	5,165	6,074,763
New York St Dormitory Auth (SS Joachim & Anne Residence) Series 02 5.25%, 7/01/27	1,000	974,990
New York St Dormitory Auth (St Johns Univ) Series 2012A 5.00%, 7/01/26-7/01/28	6,950	8,230,204
New York St Dormitory Auth (State Univ of New York) 5.00%, 7/01/27-7/01/35	12,360	14,291,877
Series 2011A 5.00%, 7/01/28	6,690	7,944,174
Series 2012A 5.00%, 7/01/31-7/01/32	3,140	3,727,948
New York St Dormitory Auth (Teachers College at Columbia Univ) 5.00%, 7/01/34	2,535	2,922,728
Series 2012A 5.00%, 7/01/31	1,200	1,399,848

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	77

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (Univ of Rochester) Series 04A 5.25%, 7/01/23-7/01/24	$1,250	$1,335,129
New York St Dormitory Auth (Westchester Cnty NY Lease Court) Series 06A 5.00%, 8/01/17	9,510	11,020,188
New York St Dormitory Auth Rev Nonst Sup Dept (Rockefeller Univ) Series B 5.00%, 7/01/33	3,000	3,574,500
New York St Energy Res & Dev Auth (Long Island Lighting Co.) Series 95A 5.30%, 8/01/25	7,500	7,506,600
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/29	2,000	2,362,760
New York St Liberty Dev Corp. (4 World Trade Ctr Proj) 5.00%, 11/15/31	2,225	2,555,657
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(b)	792	8
New York St Mortgage Agy SFMR (New York St Mortgage Agy) Series 01-31A 5.30%, 10/01/31	8,050	8,054,749
New York St Pwr Auth NPFGC 5.00%, 11/15/21	3,000	3,544,950
NPFGC Series C 5.00%, 11/15/19	680	819,352
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/26-3/15/27	11,000	13,114,500
Series 2010A 5.00%, 3/15/28	5,000	6,057,650
AMBAC Series 04A 5.00%, 3/15/24	5,000	5,390,000
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AMBAC Series 05B 5.00%, 4/01/21	7,500	8,407,425
NPFGC-RE Series 05B 5.00%, 4/01/17	12,750	14,387,100

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/31	$11,000	$12,845,360
Newburgh NY GO 5.25%, 6/15/28	1,065	1,086,694
5.50%, 6/15/32	1,320	1,346,572
Niagara Frontier Trnsp Auth NY (Buffalo Niagara Intl Airport) NPFGC
5.625%, 4/01/29	2,500	2,501,475
Onondaga Cnty NY IDA (Anheuser-Busch Cos., Inc.) Series 99 6.25%, 12/01/34	2,000	2,003,460
Onondaga Cnty NY IDA (Bristol- Myers Squibb) 5.75%, 3/01/24	4,000	5,129,040
Onondaga Cnty NY Trst for Cultural Res (Syracuse Univ) 5.00%, 12/01/28-12/01/29	2,135	2,499,294
Port Authority of NY & NJ 5.00%, 7/15/31	18,000	20,994,300
Port Authority of NY & NJ (JFK International Air Terminal LLC) NPFGC Series 97-6 5.75%, 12/01/22	6,820	6,835,822
Rensselaer Cnty NY IDA (Rensselaer Polytechnic Institute.) Series 2006 5.00%, 3/01/26	7,505	8,000,405
Sachem NY CSD GO NPFGC-RE 5.00%, 10/15/21-10/15/22	5,415	6,028,366
Seneca Cnty NY IDA (New York Chiropractic College) 5.00%, 10/01/27	925	991,323
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/28	5,990	6,775,109
Suffolk Cnty NY EDC (Peconic Landing at Southold) 5.875%, 12/01/30	2,340	2,634,910
Suffolk Cnty NY IDA (New York Institute of Technology) 5.00%, 3/01/26	1,150	1,191,216

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	79

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Triborough Brdg & Tunl Auth NY 5.00%, 11/15/24 (Pre-refunded/ETM)	$6,715	$7,918,395
5.00%, 11/15/26	10,000	11,390,800
Series 2012A 5.00%, 11/15/27	5,300	6,463,509
Troy Res Corp. (Rensselaer Polytechnic Institute.) Series 2010A 5.00%, 9/01/30	3,000	3,373,140
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,175	885,128
Westchester Cnty Hlth Care Corp. NY 6.00%, 11/01/30	1,000	1,189,020
Yonkers NY IDA (Malotz Skilled Nursing Fac) NPFGC Series 99 5.65%, 2/01/39	700	702,506

		634,057,170

Arizona – 0.3%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	935	845,932
Goodyear AZ IDA (Litchfield Park Svc Co.) Series 01 6.75%, 10/01/31	1,000	1,000,600

		1,846,532

Florida – 1.2%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	5,485	5,298,949
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	645	657,526
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32(b)	890	786,092
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	2,060	2,085,956

		8,828,523

Georgia – 0.1%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	537,695

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.1%
Guam Wtrworks Auth Series 05 6.00%, 7/01/25	$500	$527,120

Illinois – 0.3%
Illinois Railsplitter Tobacco Set Auth 6.00%, 6/01/28	785	936,937
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	1,267	1,306,708

		2,243,645

Minnesota – 0.5%
Tobacco Securitization Auth MN 5.25%, 3/01/31	3,000	3,376,260

North Carolina – 0.1%
North Carolina Med Care Comm (Pennybyrn at Maryfield) Series A 6.125%, 10/01/35	1,000	964,780

Ohio – 0.1%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25(b)	1,200	962,052

Puerto Rico – 5.6%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	2,085	2,214,499
5.375%, 7/01/24	5,225	5,706,693
Series 08WW 5.375%, 7/01/23	405	441,899
Puerto Rico GO 5.25%, 7/01/23	1,600	1,668,416
Series 01A 5.50%, 7/01/19	915	1,009,629
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	537,040
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.00%, 12/01/20	1,795	1,841,760
5.125%, 12/01/27	1,495	1,638,819
Puerto Rico HFC SFMR (Puerto Rico HFC) Series 01A 5.20%, 12/01/33	1,435	1,436,263

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	81

New York Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Ind Med & Envrn Poll Ctl Fac (Ana G Mendez University Sys) 5.125%, 4/01/32	$1,000	$1,008,490
Puerto Rico Mun Fin Agy Series 05A 5.25%, 8/01/23	935	969,155
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/28 (Pre-refunded/ETM)	125	162,039
5.50%, 8/01/28	14,875	16,722,326
Univ of Puerto Rico 5.00%, 6/01/22	255	261,355
Series 06Q 5.00%, 6/01/20	4,225	4,389,902

		40,008,285

Texas – 0.9%
Texas Private Acvty Bond Srfc Trnsp Corp. (LBJ Managed Lanes Project) 7.00%, 6/30/40	2,700	3,331,503
7.50%, 6/30/32	1,225	1,568,466
Texas Private Acvty Bond Srfc Trnsp Corp. (NTE Mobility Partners LLC Project) 6.875%, 12/31/39	1,350	1,637,077

		6,537,046

Virginia – 0.0%
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	100	101,445

Total Municipal Obligations (cost $649,776,751)		699,990,553

	Shares

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. -Government STIF Portfolio, 0.15%(c) (cost $3,643,058)	3,643,058	3,643,058
Total Investments – 97.8% (cost $653,419,809)		703,633,611
Other assets less liabilities – 2.2%		15,946,578

Net Assets – 100.0%		$719,580,189

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

New York Portfolio—Portfolio of Investments

INTEREST RATE SWAP CONTRACTS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank NA	$2,200	1/25/26	SIFMA	*	4.108%	$613,689
Merrill Lynch Capital Services, Inc.	3,100	10/1/16	SIFMA	*	4.148%	455,156

						$1,068,845

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is in default and is non-income producing.

(b)	Illiquid security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2012, the Fund held 21.6% of net assets in insured bonds (of this amount 9.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

CSD – Central/Community School District

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	83

New York Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2012

	National		High Income Municipal
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,053,378,140 and $1,322,703,858, respectively)(a)	$1,126,751,342		$1,424,859,738
Affiliated issuers (cost $10,883,938 and $0, respectively)	10,883,938		– 0	–
Interest and dividends receivable	16,842,215		23,112,997
Receivable for capital stock sold	3,478,723		12,773,973
Unrealized appreciation on interest rate swap contracts	915,960		2,259,613
Receivable for investment securities sold	665,000		645,000
Unrealized appreciation on credit default swap contracts	– 0	–	1,419,929

Total assets	1,159,537,178		1,465,071,250

Liabilities
Due to custodian	– 0	–	31,714,551
Payable for investment securities purchased	28,931,803		14,694,711
Payable for floating rate notes issued(b)	9,200,000		141,450,000
Payable for capital stock redeemed	1,319,225		8,093,584
Dividends payable	1,033,073		1,528,317
Distribution fee payable	339,360		328,147
Advisory fee payable	284,220		383,940
Administrative fee payable	18,662		18,112
Transfer Agent fee payable	17,484		6,721
Unrealized depreciation on interest rate swap contracts	– 0	–	2,283,655
Collateral received from broker	– 0	–	1,165,943
Premium received on credit default swap contracts	– 0	–	1,076,842
Accrued expenses	197,129		511,481

Total liabilities	41,340,956		203,256,004

Net Assets	$1,118,196,222		$1,261,815,246

Composition of Net Assets
Capital stock, at par	$105,377		$109,920
Additional paid-in capital	1,044,488,502		1,163,272,340
Undistributed/(Distributions in excess of) net investment income	(353,237)		433,010
Accumulated net realized loss on investment transactions	(333,582)		(5,551,791)
Net unrealized appreciation on investments	74,289,162		103,551,767

	$1,118,196,222		$1,261,815,246

See notes to financial statements.

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

National Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$754,297,066	71,072,472	$10.61	*

Class B	$5,368,359	506,511	$10.60

Class C	$172,228,031	16,244,813	$10.60

Advisor Class	$186,302,766	17,553,437	$10.61

High Income Municipal Portfolio

Class A	$613,786,914	53,452,453	$11.48	*

Class C	$212,480,508	18,513,442	$11.48

Advisor Class	$435,547,824	37,954,175	$11.48

(a)	Includes investment of cash collateral of $1,165,943 received from broker for OTC derivatives for the High Income Municipal Portfolio.

(b)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of National Portfolio and High Income Municipal Portfolio was $10.94 and $11.84, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	85

Statement of Assets & Liabilities

	California		New York
Assets
Investments in securities, at value
Unaffiliated issuers (cost $633,512,806 and $649,776,751, respectively)(a)	$705,928,728		$699,990,553
Affiliated issuers (cost $0 and $3,643,058, respectively)	– 0	–	3,643,058
Interest and dividends receivable	8,241,593		9,983,556
Unrealized appreciation on interest rate swap contracts	2,674,990		1,068,845
Receivable for capital stock sold	400,726		3,289,047
Receivable for investment securities sold	35,000		4,260,000

Total assets	717,281,037		722,235,059

Liabilities
Due to custodian	8,454,241		– 0	–
Unrealized depreciation on interest rate swap contracts	11,869,381		– 0	–
Payable for investment securities purchased	9,063,439		– 0	–
Payable for floating rate notes issued(b)	4,445,000		– 0	–
Payable for capital stock redeemed	2,005,524		978,727
Dividends payable	627,783		611,968
Advisory fee payable	234,018		179,509
Distribution fee payable	229,572		241,404
Administrative fee payable	18,060		18,684
Transfer Agent fee payable	8,144		8,743
Collateral received from broker	– 0	–	500,000
Accrued expenses	126,771		115,835

Total liabilities	37,081,933		2,654,870

Net Assets	$680,199,104		$719,580,189

Composition of Net Assets
Capital stock, at par	$59,122		$68,758
Additional paid-in capital	615,743,246		667,460,887
Distributions in excess of net investment income	(417,677)		(407,985)
Accumulated net realized gain on investment transactions	1,592,882		1,175,882
Net unrealized appreciation on investments	63,221,531		51,282,647

	$680,199,104		$719,580,189

See notes to financial statements.

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—54,300,000,000 shares of capital stock authorized, $.001 par value

California Portfolio	Net Assets	Shares Outstanding	Net Asset Value

Class A	$533,057,735	46,330,403	$11.51	*

Class B	$1,803,544	156,784	$11.50

Class C	$107,830,889	9,374,528	$11.50

Advisor Class	$37,506,936	3,260,050	$11.51

New York Portfolio

Class A	$579,899,161	55,405,216	$10.47	*

Class B	$9,663,968	924,490	$10.45

Class C	$106,134,684	10,146,674	$10.46

Advisor Class	$23,882,376	2,281,197	$10.47

(a)	Includes investment of cash collateral of $500,000 received from broker for OTC derivatives for the New York Portfolio.

(b)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

*	The maximum offering price per share for Class A of California Portfolio and New York Portfolio was $11.87 and $10.79, respectively, which reflects a sales charge of 3.00%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	87

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

	National	High Income Municipal
Investment Income
Interest	$45,014,203	$50,962,641
Dividends – Affiliated issuers	17,404	8,230

Total income	45,031,607	50,970,871

Expenses
Advisory fee (see Note B)	4,436,262	4,446,659
Distribution fee – Class A	2,073,670	1,315,102
Distribution fee – Class B	63,881	– 0	–
Distribution fee – Class C	1,551,939	1,445,266
Transfer agency – Class A	284,394	111,144
Transfer agency – Class B	4,077	– 0	–
Transfer agency – Class C	69,781	41,081
Transfer agency – Advisor Class	54,191	78,036
Custodian	211,117	195,620
Registration fees	146,156	192,655
Printing	70,675	26,492
Administrative	55,601	63,450
Audit	44,752	45,393
Legal	29,504	27,813
Directors’ fees	12,814	12,698
Miscellaneous	27,635	25,109

Total expenses before interest expense	9,136,449	8,026,518
Interest expense	89,338	1,009,780

Total expenses	9,225,787	9,036,298
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,010,697)	(819,490)

Net expenses	8,215,090	8,216,808

Net investment income	36,816,517	42,754,063

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on: Investment transactions	1,716,282	4,031,740
Swap contracts	(1,435,281)	1,651,724
Net change in unrealized appreciation/ depreciation of: Investments	58,688,086	92,672,821
Swap contracts	1,164,746	964,809

Net gain on investment transactions	60,133,833	99,321,094

Net Increase in Net Assets from Operations	$96,950,350	$142,075,157

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Operations

	California	New York
Investment Income
Interest	$31,037,081	$27,821,606
Dividends – Affiliated issuers	3,261	7,076

Total income	31,040,342	27,828,682

Expenses
Advisory fee (see Note B)	3,006,543	2,950,562
Distribution fee – Class A	1,576,717	1,594,553
Distribution fee – Class B	24,218	121,874
Distribution fee – Class C	1,090,421	936,488
Transfer agency – Class A	155,843	170,909
Transfer agency – Class B	1,396	6,255
Transfer agency – Class C	35,928	33,431
Transfer agency – Advisor Class	9,136	5,710
Custodian	170,910	165,151
Administrative	53,599	57,602
Audit	45,351	43,326
Legal	31,150	31,211
Printing	28,294	46,864
Registration fees	22,977	31,173
Directors’ fees	12,613	12,814
Miscellaneous	19,601	25,141

Total expenses before interest expense	6,284,697	6,233,064
Interest expense	66,420	– 0	–

Total expenses	6,351,117	6,233,064
Less: expenses waived and reimbursed by the Adviser (see Note B)	(586,798)	(623,409)

Net expenses	5,764,319	5,609,655

Net investment income	25,276,023	22,219,027

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on: Investment transactions	4,408,130	2,268,187
Swap contracts	(1,110,251)	(427,569)
Net change in unrealized appreciation/ depreciation of: Investments	36,953,940	28,832,663
Swap contracts	(1,678,671)	651,895

Net gain on investment transactions	38,573,148	31,325,176

Net Increase in Net Assets from Operations	$63,849,171	$53,544,203

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	89

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	National
	Year Ended October 31, 2012		Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,816,517		$37,493,838
Net realized gain on investment transactions	281,001		1,505,765
Net change in unrealized appreciation/depreciation of investments	59,852,832		(11,283,481)

Net increase in net assets from operations	96,950,350		27,716,122
Dividends to Shareholders from
Net investment income
Class A	(26,459,796)		(28,216,388)
Class B	(202,783)		(362,561)
Class C	(4,856,287)		(5,248,756)
Advisor Class	(5,443,221)		(3,869,592)
Capital Stock Transactions
Net increase (decrease)	174,397,330		(56,690,372)

Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	54

Total increase (decrease)	234,385,593		(66,671,493)
Net Assets
Beginning of period	883,810,629		950,482,122

End of period (including distributions in excess of net investment income of ($353,237) and ($365,816), respectively)	$1,118,196,222		$883,810,629

See notes to financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	High Income Municipal
	Year Ended October 31, 2012		Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$42,754,063		$25,159,999
Net realized gain (loss) on investment transactions	5,683,464		(7,834,205)
Net change in unrealized appreciation/depreciation of investments	93,637,630		(4,004,271)

Net increase in net assets from operations	142,075,157		13,321,523
Dividends and Distributions to Shareholders from
Net investment income
Class A	(21,761,506)		(14,115,104)
Class C	(6,149,743)		(3,642,925)
Advisor Class	(16,192,098)		(8,139,951)
Net realized gain on investment transactions
Class A	– 0	–	(580,680)
Class C	– 0	–	(181,716)
Advisor Class	– 0	–	(305,055)
Capital Stock Transactions
Net increase	608,238,214		159,050,123

Total increase	706,210,024		145,406,215
Net Assets
Beginning of period	555,605,222		410,199,007

End of period (including undistributed net investment income of $433,010 and $402,311, respectively)	$1,261,815,246		$555,605,222

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	91

Statement of Changes in Net Assets

	California
	Year Ended October 31, 2012		Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,276,023		$28,344,628
Net realized gain (loss) on investment transactions	3,297,879		(3,889,939)
Net change in unrealized appreciation/depreciation of investments	35,275,269		(5,640,608)

Net increase in net assets from operations	63,849,171		18,814,081
Dividends and Distributions to Shareholders from
Net investment income
Class A	(19,553,440)		(22,511,724)
Class B	(73,764)		(136,567)
Class C	(3,296,080)		(3,772,277)
Advisor Class	(1,241,214)		(829,448)
Net realized gain on investment transactions
Class A	– 0	–	(646,295)
Class B	– 0	–	(5,621)
Class C	– 0	–	(127,783)
Advisor Class	– 0	–	(14,140)
Capital Stock Transactions
Net decrease	(3,898,155)		(81,619,517)

Total increase (decrease)	35,786,518		(90,849,291)
Net Assets
Beginning of period	644,412,586		735,261,877

End of period (including distributions in excess of net investment income of ($417,677) and ($544,865), respectively)	$680,199,104		$644,412,586

See notes to financial statements.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

	New York
	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,219,027	$22,587,585
Net realized gain on investment transactions	1,840,618	2,761,033
Net change in unrealized appreciation/depreciation of investments	29,484,558	(7,335,433)

Net increase in net assets from operations	53,544,203	18,013,185
Dividends to Shareholders from
Net investment income
Class A	(18,647,543)	(18,983,863)
Class B	(345,159)	(611,653)
Class C	(2,624,391)	(2,516,062)
Advisor Class	(693,127)	(522,871)
Capital Stock Transactions
Net increase (decrease)	90,687,316	(42,784,833)

Total increase (decrease)	121,921,299	(47,406,097)
Net Assets
Beginning of period	597,658,890	645,064,987

End of period (including distributions in excess of net investment income of ($407,985) and ($345,275), respectively)	$719,580,189	$597,658,890

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	93

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2012

	High Income Municipal*
Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$40,410,902
Interest expense paid	(1,009,780)
Operating expenses paid	(6,394,664)
Purchases of long-term investments	(837,256,519)
Proceeds from disposition of long-term investments	123,367,882
Proceeds from disposition of short-term investments, net	1,122,035
Proceeds from swap contracts, net	3,003,436

Net decrease in cash from operating activities		$(676,756,708)
Financing Activities:
Cash dividends paid	(17,913,907)
Subscriptions of capital stock, net	582,461,064
Increase in payable for floating rate notes issued	80,495,000

Net increase in cash from financing activities		645,042,157

Net decrease in cash		(31,714,551)
Cash at beginning of period		– 0	–

Cash at end of period		$(31,714,551)

Reconciliation of Net Increase in Net
Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations		$142,075,157
Adjustments:
Increase in interest and dividends receivable	$(12,512,875)
Net accretion of bond discount and amortization of bond premium	1,952,906
Increase in accrued expenses	812,364
Purchases of long-term investments	(837,256,519)
Proceeds from disposition of long-term investments	123,367,882
Proceeds from disposition of short-term investments, net	1,122,035
Proceeds on swap contracts, net	3,003,436
Net realized gain on investments	(5,683,464)
Net change in unrealized appreciation/depreciation of investments	(93,637,630)

Total adjustments		(818,831,865)

Net decrease in cash from operating activities		$(676,756,708)

*	In accordance with U.S. GAAP, the Portfolio has included a Statement of Cash Flows as a result of its substantial investment in floating rate notes.

See notes to financial statements.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2012

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio (the “Portfolios”). The California Portfolio II, formerly a series of the Fund, was acquired by the California Portfolio and ceased operations on January 23, 2009. The National II Portfolio, formerly a series of the Fund, was acquired by the National Portfolio and ceased operations on June 26, 2009. The High Income Municipal Portfolio commenced operations on January 26, 2010. Each series is considered to be a separate entity for financial reporting and tax purposes. The National Portfolio, California Portfolio and New York Portfolio offer Class A, Class B, Class C and Advisor Class shares. The High Income Municipal Portfolio offers Class A, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 3% for purchases up to $500,000; purchases of $500,000 or more are not subject to a sales charge. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	95

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	97

Notes to Financial Statements

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of October 31, 2012:

National Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,042,293,833		$84,457,509		$1,126,751,342
Short-Term Investments		10,883,938		– 0	–	– 0	–	10,883,938

Total Investments in Securities		10,883,938		1,042,293,833		84,457,509		1,137,635,280
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	915,960		915,960
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$10,883,938		$1,042,293,833		$85,373,469		$1,138,551,240

High Income Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,148,595,489		$276,264,249		$1,424,859,738

Total Investments in Securities		– 0	–	1,148,595,489		276,264,249		1,424,859,738
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	2,259,613		2,259,613
Credit Default Swap Contracts		– 0	–	1,419,929		– 0	–	1,419,929
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(2,283,655)		(2,283,655)

Total+	$	– 0	–	$1,150,015,418		$276,240,207		$1,426,255,625

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

California Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$667,783,042		$38,145,686		$705,928,728

Total Investments in Securities		– 0	–	667,783,042		38,145,686		705,928,728
Other Financial Instruments* :
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	2,674,990		2,674,990
Liabilities:
Interest Rate Swap Contracts		– 0	–	– 0	–	(11,869,381)		(11,869,381)

Total+	$	– 0	–	$667,783,042		$28,951,295		$696,734,337

New York Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$675,646,214		$24,344,339		$699,990,553
Short-Term Investments		3,643,058		– 0	–	– 0	–	3,643,058

Total Investments in Securities		3,643,058		675,646,214		24,344,339		703,633,611
Other Financial Instruments* :
Assets:
Interest Rate Swap Contracts		– 0	–	– 0	–	1,068,845		1,068,845
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total+		$3,643,058		$675,646,214		$25,413,184		$704,702,456

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	99

Notes to Financial Statements

The Portfolios recognize all transfers between levels of the fair value hierarchy and financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

National Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts		Total
Balance as of 10/31/11	$108,793,911		$(248,786)		$108,545,125
Accrued discounts/(premiums)	26,899		– 0	–	26,899
Realized gain (loss)	(205,548)		(1,435,281)		(1,640,829)
Change in unrealized appreciation/depreciation	5,939,339		1,164,746		7,104,085
Purchases	1,225,854		– 0	–	1,225,854
Sales	(24,665,872)		– 0	–	(24,665,872)
Settlements	– 0	–	1,435,281		1,435,281
Transfers in to Level 3 +	10,100,911		– 0	–	10,100,911
Transfers out of Level 3 ++	(16,757,985)		– 0	–	(16,757,985)

Balance as of 10/31/12	$84,457,509		$915,960		$85,373,469

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$5,191,088		$(25,401)		$5,165,687

High Income Municipal Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts		Total
Balance as of 10/31/11	$138,274,159		$1,165,152		$139,439,311
Accrued discounts/(premiums)	182,025		– 0	–	182,025
Realized gain (loss)	587,471		87,572		675,043
Change in unrealized appreciation/depreciation	16,298,351		(367,190)		15,931,161
Purchases	153,103,973		– 0	–	153,103,973
Sales	(8,565,460)		– 0	–	(8,565,460)
Settlements	– 0	–	(87,572)		(87,572)
Transfers in to Level 3 +	15,629,018		(822,004)		14,807,014
Transfers out of Level 3 ++	(39,245,288)		– 0	–	(39,245,288)

Balance as of 10/31/12	$276,264,249		$(24,042)		$276,240,207

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$16,412,235		$(367,190)		$16,045,045

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

California Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts		Total
Balance as of 10/31/11	$43,699,117		$(7,515,720)		$36,183,397
Accrued discounts/(premiums)	36,682		– 0	–	36,682
Realized gain (loss)	587,834		(1,110,251)		(522,417)
Change in unrealized appreciation/depreciation	925,049		(1,678,671)		(753,622)
Purchases	7,427,454		– 0	–	7,427,454
Sales	(27,293,500)		– 0	–	(27,293,500)
Settlements	– 0	–	1,110,251		1,110,251
Transfers in to Level 3+	16,046,223		– 0	–	16,046,223
Transfers out of Level 3++	(3,283,173)		– 0	–	(3,283,173)

Balance as of 10/31/12	$38,145,686		$(9,194,391)		$28,951,295

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$1,521,445		$(1,678,671)		$(157,226)

New York Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts		Total
Balance as of 10/31/11	$28,619,698		$416,950		$29,036,648
Accrued discounts/(premiums)	15,152		– 0	–	15,152
Realized gain (loss)	41,390		(427,569)		(386,179)
Change in unrealized appreciation/depreciation	365,567		651,895		1,017,462
Purchases	801,480		– 0	–	801,480
Sales	(1,999,400)		– 0	–	(1,999,400)
Settlements	– 0	–	427,569		427,569
Transfers in to Level 3+	3,179,050		– 0	–	3,179,050
Transfers out of Level 3++	(6,678,598)		– 0	–	(6,678,598)

Balance as of 10/31/12	$24,344,339		$1,068,845		$25,413,184

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/12*	$409,421		$1,154,105		$1,563,526

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.
+	Transferred out of Level 2 into Level 3 due to lack of external credit rating.
++	Transferred out of Level 3 into Level 2 due to increase in observable inputs.

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Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolios with material categories of Level 3 investments at October 31, 2012:

National Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2012		Valuation Technique	Unobservable Input	Range
Long-Term Municipal Bonds	$84,457,509		Third Party Vendor	Evaluated Quotes	$0.00-$114.61
Interest Rate Swap	$915,960	*	Bloomberg Vendor Model	Bloomberg Standard BMA Swap Curve	N/A

High Income Municipal Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Long-Term Municipal Bonds	$276,264,249	Third Party Vendor	Evaluated Quotes	$58.85-$119.27
Interest Rate Swap	$(24,042)*	Bloomberg Vendor Model	Bloomberg Standard BMA Swap Curve	N/A

California Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Long-Term Municipal Bonds	$41,896,879	Third Party Vendor	Evaluated Quotes	$90.47-$116.14
Interest Rate Swap	$(9,194,391)*	Bloomberg Vendor Model	Bloomberg Standard BMA Swap Curve	N/A

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Notes to Financial Statements

New York Portfolio

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/2012	Valuation Technique	Unobservable Input	Range
Long-Term Municipal Bonds	$24,344,339	Third Party Vendor	Evaluated Quotes	$0.00-$105.12
Interest Rate Swap	$1,068,845*	Bloomberg Vendor Model	Bloomberg Standard BMA Swap Curve	N/A

*	The amount represents the appreciation/depreciation of swap contracts.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all fixed income securities that exceed established thresholds, 3) monthly multi-source pricing compares, reviewed and submitted to the Committee, and 4) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) monitoring of performance and performance attribution reports for anomalous impacts based upon benchmark performance, and 2) review by portfolio managers, of all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	103

Notes to Financial Statements

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to the Portfolios’ respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolios pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Portfolio	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
National	.45%	.40%	.35%
High Income Municipal	.50%	.45%	.40%
California	.45%	.40%	.35%
New York	.45%	.40%	.35%

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis as follows:

	Effective January 26, 2010(a)
Portfolio	Class A	Class C	Advisor Class
High Income Municipal	.80%	1.50%	.50%

	Effective January 1, 2009
Portfolio	Class A	Class B	Class C	Advisor Class(b)
National	.75%	1.45%	1.45%	.45%
California	.75%	1.45%	1.45%	.45%
New York	.75%	1.45%	1.45%	.45%

Fees waived and expenses borne by the Adviser are subject to repayment by the High Income Municipal Portfolio until January 26, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentages set forth above or would have exceeded the amount of offering expenses as recorded by the Portfolio on or before January 26, 2011.

This contractual agreement extends through January 31, 2013 for all Portfolios and may be extended by the Adviser for additional one year terms.

(a)	Commenced operations on January 26, 2010.

(b)	Commenced distributions on August 6, 2008.

For the year ended October 31, 2012, such reimbursements amounted to $1,010,697, $819,490, $586,798 and $623,409 for National, High Income Municipal, California and New York Portfolios, respectively.

Pursuant to the investment advisory agreement, each Portfolio may reimburse the Adviser for certain legal and accounting services provided to each Portfolio by the Adviser. For the year ended October 31, 2012, the reimbursement for

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	105

Notes to Financial Statements

such services amounted to $55,601, $63,450 $53,599 and $57,602 for National, High Income Municipal, California and New York Portfolios, respectively.

The Portfolios compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolios. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $186,227; High Income Municipal Portfolio, $63,864; California Portfolio, $94,893 and New York Portfolio, $100,816 for the year ended October 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolios’ shares. The Distributor has advised the Portfolios that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended October 31, 2012 as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B	Class C
National	$1,659		$23,011	$1,199	$8,018
High Income Municipal	– 0	–	18,873	NA	23,228
California	109		981	389	5,025
New York	– 0	–	14,409	871	9,108

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the year ended October 31, 2012 is as follows:

Portfolio	Market Value October 31, 2011 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2012 (000)		Dividend Income (000)
National	$6,388		$248,080	$243,584	$10,884		$17
High Income Municipal	1,122		305,678	306,800	– 0	–	8
California	– 0	–	74,977	74,977	– 0	–	3
New York	978		132,968	130,303	3,643		7

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Portfolios have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of .30 of 1% of the Portfolios’ average daily net assets attributable to Class A shares and 1% of the Portfolios’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
National	$3,428,014	$5,955,315
High Income Municipal	NA	1,193,537
California	6,836,112	6,768,111
New York	6,044,537	3,849,051

While such costs may be recovered from the Portfolios in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolios’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment and U.S. government securities (excluding short-term investments) for the year ended October 31, 2012, were as follows:

	Purchases				Sales
Portfolio	Investments	Government Securities			Investments	Government Securities
National	$313,087,322	$	– 0	–	$108,710,220	$	– 0	–
High Income Municipal	845,526,281		– 0	–	122,260,686		– 0	–
California	168,667,616		– 0	–	158,909,961		– 0	–
New York	174,037,212		– 0	–	88,680,206		– 0	–

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	107

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)
National	$1,055,095,265	$77,322,179	$(4,018,975)	$73,303,204
High Income Municipal	1,182,262,692	104,051,755	(3,264,761)	100,786,994
California	629,093,164	72,918,653	(542,311)	72,376,342
New York	653,428,707	52,631,080	(2,426,176)	50,204,904

1. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, each Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2012, the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	109

Notes to Financial Statements

the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended October 31, 2012, the High Income Municipal Portfolio held credit default swaps for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. At October 31, 2012, the High Income Municipal Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $21,420,000, with net unrealized appreciation of $1,419,929, and terms of less than 5 years, as reflected in the portfolio of investments.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2012, the National and New York Portfolios did not have OTC derivatives with contingent features in net liability positions. As of October 31, 2012, the following Portfolios had OTC derivatives with contingent features in net liability positions:

Portfolio	Total Market Value of OTC Derivatives	Market Value of Collateral Pledged	Net Exposure
High Income Municipal	$(770,522)	$384,855	$(385,667)
California	(11,007,563)	12,421,319	– 0	–

If a trigger event had occurred at October 31, 2012, for those derivatives in a net liability position, the net exposure would be required to be posted by the Portfolios.

At October 31, 2012, the Portfolio’s had entered into the following derivatives:

National Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$915,960

Total		$915,960

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(1,435,281)	$1,164,746

Total		$(1,435,281)	$1,164,746

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	111

Notes to Financial Statements

High Income Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$2,259,613	Unrealized depreciation on interest rate swap contracts	$2,283,655
Credit contracts	Unrealized appreciation on credit default swap contracts	1,419,929

Total		$3,679,542		$2,283,655

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$87,571	$(367,190)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	1,564,153	1,331,999

Total		$1,651,724	$964,809

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Notes to Financial Statements

California Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$2,674,990	Unrealized depreciation on interest rate swap contracts	$11,869,381

Total		$2,674,990		$11,869,381

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(1,110,251)	$(1,678,671)

Total		$(1,110,251)	$(1,678,671)

New York Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,068,845

Total		$1,068,845

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	113

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(427,569)	$651,895

Total		$(427,569)	$651,895

The following tables represent the volume of the Portfolios’ derivative transactions during the year ended October 30, 2012:

National Portfolio
Interest Rate Swap Contracts:
Average notional amount	$11,221,538
High Income Municipal Portfolio
Interest Rate Swap Contracts:
Average notional amount	$29,000,000
Credit Default Swap Contracts:
Average notional amount of sale contracts	$20,593,846
California Portfolio
Interest Rate Swap Contracts:
Average notional amount	$52,100,000
New York Portfolio
Interest Rate Swap Contracts:
Average notional amount	$8,415,385

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Notes to Financial Statements

NOTE E

Capital Stock

The Fund has allocated 18,100,000,000 of authorized shares to the National Portfolio of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 100,000,000 is allocated to Advisor Class shares; 9,100,000,000 of authorized shares to the High Income Municipal Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B (not currently offered) and Class C shares and 100,000,000 is allocated to Advisor Class shares; 18,050,000,000 of authorized shares to the California Portfolio, of which 6,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares and 9,050,000,000 of authorized shares to the New York Portfolio of which 3,000,000,000 is allocated to each of Class A, Class B and Class C shares and 50,000,000 is allocated to Advisor Class shares. Transactions in capital shares for each class were as follows:

	National Portfolio*
	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	17,456,505	9,176,341	$180,792,892	$89,815,270

Shares issued in reinvestment of dividends	1,416,959	1,527,061	14,666,363	14,846,423

Shares converted from Class B	192,375	294,057	1,994,689	2,861,563

Shares redeemed	(12,386,292)	(17,558,882)	(127,545,262)	(169,567,788)

Net increase (decrease)	6,679,547	(6,561,423)	$69,908,682	$(62,044,532)

Class B
Shares sold	42,570	36,314	$442,900	$355,236

Shares issued in reinvestment of dividends	11,041	19,801	113,815	191,840

Shares converted to Class A	(192,706)	(294,448)	(1,994,689)	(2,861,563)

Shares redeemed	(91,146)	(286,204)	(945,075)	(2,759,934)

Net decrease	(230,241)	(524,537)	$(2,383,049)	$(5,074,421)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	115

Notes to Financial Statements

	National Portfolio*
	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class C
Shares sold	3,949,628	1,777,414	$40,975,140	$17,311,053

Shares issued in reinvestment of dividends	290,622	332,200	3,004,431	3,225,586

Shares redeemed	(2,079,396)	(3,307,401)	(21,497,492)	(31,865,092)

Net increase (decrease)	2,160,854	(1,197,787)	$22,482,079	$(11,328,453)

Advisor Class
Shares sold	10,170,141	5,953,155	$105,803,449	$58,138,862

Shares issued in reinvestment of dividends	367,722	294,154	3,816,296	2,862,831

Shares redeemed	(2,436,761)	(4,030,497)	(25,230,127)	(39,244,659)

Net increase	8,101,102	2,216,812	$84,389,618	$21,757,034

*	For the year ended October 31, 2011, the Portfolio received $54, related to a third-party's settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio's statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

	High Income Municipal Portfolio
	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	35,560,262	15,162,614	$389,173,156	$149,580,661

Shares issued in reinvestment of dividends and distributions	1,100,309	776,398	12,081,247	7,649,612

Shares redeemed	(10,565,947)	(11,071,618)	(115,359,687)	(109,841,911)

Net increase	26,094,624	4,867,394	$285,894,716	$47,388,362

Class C
Shares sold	11,346,764	3,830,571	$124,402,381	$38,095,349

Shares issued in reinvestment of dividends and distributions	317,577	231,058	3,486,152	2,273,638

Shares redeemed	(1,666,915)	(1,993,118)	(18,306,091)	(19,555,570)

Net increase	9,997,426	2,068,511	$109,582,442	$20,813,417

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	High Income Municipal Portfolio
	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Advisor Class
Shares sold	23,511,024	14,583,258	$257,175,070	$145,302,474

Shares issued in reinvestment of dividends and distributions	908,832	575,460	9,973,060	5,668,144

Shares redeemed	(4,958,879)	(6,098,288)	(54,387,074)	(60,122,274)

Net increase	19,460,977	9,060,430	$212,761,056	$90,848,344

	California Portfolio
	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	3,888,237	2,155,117	$43,839,107	$22,855,198

Shares issued in reinvestment of dividends and distributions	855,340	1,080,721	9,631,121	11,420,218

Shares converted from Class B	87,089	117,487	986,980	1,242,135

Shares redeemed	(5,714,590)	(10,908,090)	(64,374,982)	(114,974,866)

Net decrease	(883,924)	(7,554,765)	$(9,917,774)	$(79,457,315)

Class B
Shares sold	1,851	4,937	$20,923	$51,982

Shares issued in reinvestment of dividends and distributions	4,969	8,945	55,797	94,378

Shares converted to Class A	(87,099)	(117,487)	(986,980)	(1,242,135)

Shares redeemed	(27,987)	(112,951)	(316,842)	(1,183,123)

Net decrease	(108,266)	(216,556)	$(1,227,102)	$(2,278,898)

Class C
Shares sold	749,858	736,914	$8,432,578	$7,785,820

Shares issued in reinvestment of dividends and distributions	161,259	197,577	1,815,127	2,087,262

Shares redeemed	(1,371,015)	(1,832,510)	(15,440,941)	(19,249,762)

Net decrease	(459,898)	(898,019)	$(5,193,236)	$(9,376,680)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	117

Notes to Financial Statements

	California Portfolio
	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Advisor Class
Shares sold	2,012,481	1,571,791	$22,724,092	$16,536,391

Shares issued in reinvestment of dividends and distributions	64,057	45,731	722,713	485,305

Shares redeemed	(970,091)	(708,607)	(11,006,848)	(7,528,320)

Net increase	1,106,447	908,915	$12,439,957	$9,493,376

	New York Portfolio
	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011

Class A
Shares sold	12,810,814	11,582,846	$131,999,510	$112,501,190

Shares issued in reinvestment of dividends	1,121,749	1,075,937	11,524,491	10,507,103

Shares converted from Class B	421,586	646,049	4,349,293	6,319,708

Shares redeemed	(8,420,695)	(15,426,775)	(86,603,351)	(149,480,966)

Net increase (decrease)	5,933,454	(2,121,943)	$61,269,943	$(20,152,965)

Class B
Shares sold	34,740	26,186	$357,641	$256,111

Shares issued in reinvestment of dividends	26,469	46,075	271,184	448,420

Shares converted to Class A	(422,156)	(646,775)	(4,349,293)	(6,319,708)

Shares redeemed	(134,316)	(474,090)	(1,375,620)	(4,585,088)

Net decrease	(495,263)	(1,048,604)	$(5,096,088)	$(10,200,265)

Class C
Shares sold	3,388,245	1,653,637	$34,875,400	$16,256,937

Shares issued in reinvestment of dividends	189,433	176,573	1,946,431	1,723,049

Shares redeemed	(1,383,693)	(2,951,083)	(14,243,062)	(28,610,999)

Net increase (decrease)	2,193,985	(1,120,873)	$22,578,769	$(10,631,013)

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

	New York Portfolio
	Shares		Amount
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Advisor Class
Shares sold	1,473,104	594,323	$15,146,074	$5,768,386

Shares issued in reinvestment of dividends	42,915	24,861	442,446	243,046

Shares redeemed	(355,154)	(799,706)	(3,653,828)	(7,812,022)

Net increase (decrease)	1,160,865	(180,522)	$11,934,692	$(1,800,590)

NOTE F

Risks Involved in Investing in the Portfolios

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York and California Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions. To the extent that these Portfolios invest more of their assets in a particular state’s municipal securities, these Portfolios may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. These Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	119

Notes to Financial Statements

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Portfolios may utilize financial leverage, including tender option bond transactions, to seek to enhance the yield and net asset value. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for shareholders, including the likelihood of greater volatility of the net asset value. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. As a result, the amounts available for distribution as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the floaters in tender option bond transactions would increase, which may adversely affect the Portfolios’ income and distribution to shareholders. A decline in distributions would adversely affect the Portfolios’ yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value and possibly the market value of the shares.

In a tender option bond transaction, the Portfolios may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Portfolios receive cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Portfolios continue to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolios also use the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Portfolios or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements for more information about tender option bond transactions.

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

The Portfolios may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolios, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolios did not utilize the Facility during the year ended October 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 were as follows:

National Portfolio	2012	2011
Distributions paid from:
Ordinary income	$392,886	$480,252

Total taxable distributions	392,886	480,252
Tax exempt distributions	36,569,201	37,217,045

Total distributions paid	$36,962,087	$37,697,297

High Income Municipal Portfolio	2012	2011
Distributions paid from:
Ordinary income	$2,344,671	$1,854,474

Total taxable distributions	2,344,671	1,854,474
Tax exempt distributions	41,758,676	25,110,957

Total distributions paid	$44,103,347	$26,965,431

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	121

Notes to Financial Statements

California Portfolio	2012	2011
Distributions paid from:
Ordinary income	$489,261	$616,108
Long-term capital gains	125,914	724,574

Total taxable distributions	615,175	1,340,682
Tax exempt distributions	23,549,323	26,703,173

Total distributions paid	$24,164,498	$28,043,855

New York Portfolio	2012	2011
Distributions paid from:
Ordinary income	$233,524	$229,249

Total taxable distributions	233,524	229,249
Tax exempt distributions	22,076,696	22,405,200

Total distributions paid	$22,310,220	$22,634,449

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income		Undistributed Long-Term Gains			Accumulated Capital and Other Losses(a)		Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
National	$686,626		$	– 0	–	$(263,585)		$74,212,375	$74,635,416
High Income Municipal	2,331,151			– 0	–	(4,182,905)		101,871,904	100,020,150
California	– 0	–		1,632,466		– 0	–	63,392,056	65,024,522
New York	215,957			1,184,780		– 0	–	51,261,775	52,662,512

(a)

During the fiscal year ended October 31, 2012, High Income Municipal Portfolio, California Portfolio, and New York Portfolio utilized capital loss carryforwards of $4,990,283, $2,658,003, and $627,355, respectively, to offset current year net realized gains. Additionally, as of October 31, 2012 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of swaps and tender option bonds.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

As of October 31, 2012, certain Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount			Long-Term Amount	Expiration
National	$	– 0	–	$263,585	No expiration
High Income Municipal		4,182,905		n/a	2019

During the current fiscal year, the Portfolios had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Portfolio—primarily due to the tax treatment of swaps and the redesignation of dividends—is reflected as an adjustment to the components of capital as of October 31, 2012 as shown below:

Portfolio	Increase(Decrease) to Additional Paid-In Capital			Increase(Decrease) to Undistributed/ (Distributions in Excess of) Net Investment Income	Increase(Decrease) to Accumulated Net Realized Gain(Loss) on Investment Transactions
National	$	– 0	–	$158,149	$(158,149)
High Income Municipal		– 0	–	1,379,983	(1,379,983)
California		– 0	–	(984,337)	984,337
New York		– 0	–	28,483	(28,483)

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

Each Portfolio may engage in tender option bond transactions in which the Portfolio may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Portfolio buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Portfolio, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Portfolio accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Portfolios’ liability with respect to

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	123

Notes to Financial Statements

Floating Rate Notes is recorded as incurred. The interest expense is also included in the Portfolios’ expense ratio. At October 31, 2012, the amount of Floating Rate Notes outstanding was $9,200,000, $141,450,000 and $4,445,000 and the related interest rate was 0.22% to 0.30%, 0.21% to 0.30% and 0.22% for National, High Income Municipal and California Portfolios, respectively.

Each Portfolio may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Portfolio’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class A
	Year Ended October 31,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 9.97	$ 10.04	$ 9.62		$ 8.90	$ 10.03

Income From Investment Operations
Net investment income(a)(b)	.39	.43	.41		.40	.42
Net realized and unrealized gain (loss) on investment transactions	.65	(.07)	.42		.74	(1.13)

Net increase (decrease) in net asset value from operations	1.04	.36	.83		1.14	(.71)

Less: Dividends
Dividends from net investment income	(.40)	(.43)	(.41)		(.42)	(.42)

Net asset value, end of period	$ 10.61	$ 9.97	$ 10.04		$ 9.62	$ 8.90

Total Return
Total investment return based on net asset value(c)	10.57%	3.80%	8.81%		13.11%	(7.32	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$754,297	$ 641,972	$ 712,033		$ 642,319	$ 401,886
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.76%	.76%	.76	%(d)	.74%	.68%
Expenses, net of waivers/reimbursements, excluding interest expense	.75%	.75%	.75	%(d)	.74%	.68%
Expenses, before waivers/reimbursements	.86%	.88%	.87	%(d)	.89%	.91%
Expenses, before waivers/reimbursements, excluding interest expense	.85%	.87%	.87	%(d)	.89%	.91%
Net investment income(a)	3.81%	4.42%	4.16	%(d)	4.47%	4.31%
Portfolio turnover rate	11%	8%	13%		11%	24%

See footnote summary on page 140.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class B
	Year Ended October 31,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 9.96	$ 10.02	$ 9.61		$ 8.89	$ 10.02

Income From Investment Operations
Net investment income(a)(b)	.33	.36	.34		.34	.35
Net realized and unrealized gain (loss) on investment transactions	.64	(.06)	.41		.73	(1.13)

Net increase (decrease) in net asset value from operations	.97	.30	.75		1.07	(.78)

Less: Dividends
Dividends from net investment income	(.33)	(.36)	(.34)		(.35)	(.35)

Net asset value, end of period	$ 10.60	$ 9.96	$ 10.02		$ 9.61	$ 8.89

Total Return
Total investment return based on net asset value(c)	9.83%	3.19%	7.97%		12.35%	(7.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,368	$7,334	$12,640		$19,492	$14,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46%	1.46%	1.46	%(d)	1.44%	1.38%
Expenses, net of waivers/reimbursements, excluding interest expense	1.45%	1.45%	1.45	%(d)	1.44%	1.38%
Expenses, before waivers/reimbursements	1.58%	1.60%	1.60	%(d)	1.61%	1.63%
Expenses, before waivers/reimbursements, excluding interest expense	1.58%	1.59%	1.59	%(d)	1.61%	1.63%
Net investment income(a)	3.16%	3.74%	3.48	%(d)	3.80%	3.61%
Portfolio turnover rate	11%	8%	13%		11%	24%

See footnote summary on page 140.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Class C
	Year Ended October 31,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 9.96	$ 10.03	$ 9.61		$ 8.89	$ 10.02

Income From Investment Operations
Net investment income(a)(b)	.32	.36	.34		.34	.35
Net realized and unrealized gain (loss) on investment transactions	.64	(.07)	.42		.73	(1.13)

Net increase (decrease) in net asset value from operations	.96	.29	.76		1.07	(.78)

Less: Dividends
Dividends from net investment income	(.32)	(.36)	(.34)		(.35)	(.35)

Net asset value, end of period	$ 10.60	$ 9.96	$ 10.03		$ 9.61	$ 8.89

Total Return
Total investment return based on net asset value(c)	9.81%	3.09%	8.07%		12.34%	(7.98	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$172,228	$140,265	$153,200		$131,971	$63,704
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46%	1.46%	1.46	%(d)	1.44%	1.38%
Expenses, net of waivers/reimbursements, excluding interest expense	1.45%	1.45%	1.45	%(d)	1.44%	1.38%
Expenses, before waivers/reimbursements	1.57%	1.58%	1.58	%(d)	1.60%	1.61%
Expenses, before waivers/reimbursements, excluding interest expense	1.56%	1.57%	1.57	%(d)	1.60%	1.61%
Net investment income(a)	3.11%	3.72%	3.47	%(d)	3.76%	3.61%
Portfolio turnover rate	11%	8%	13%		11%	24%

See footnote summary on page 140.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	127

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	National Portfolio
	Advisor Class
	Year Ended October 31,					August 6, 2008(e) to October 31, 2008
	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.97	$ 10.04	$ 9.62		$ 8.90	$ 9.66

Income From Investment Operations
Net investment income(a)(b)	.42	.46	.44		.42	.09
Net realized and unrealized gain (loss) on investment transactions	.65	(.07)	.42		.74	(.74)

Net increase (decrease) in net asset value from operations	1.07	.39	.86		1.16	(.65)

Less: Dividends
Dividends from net investment income	(.43)	(.46)	(.44)		(.44)	(.11)

Net asset value, end of period	$ 10.61	$ 9.97	$ 10.04		$ 9.62	$ 8.90

Total Return
Total investment return based on net asset value(c)	10.91%	4.11%	9.14%		13.45%	(6.79	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186,303	$94,240	$72,609		$39,245	$1,482
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.46%	.46%	.46	%(d)	.45%	.38	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense	.45%	.45%	.45	%(d)	.45%	.38	%(f)
Expenses, before waivers/reimbursements	.56%	.58%	.57	%(d)	.57%	.69	%(f)
Expenses, before waivers/reimbursements, excluding interest expense	.55%	.57%	.57	%(d)	.57%	.69	%(f)
Net investment income(a)	4.08%	4.70%	4.45	%(d)	4.55%	5.19	%(f)
Portfolio turnover rate	11%	8%	13%		11%	24%

See footnote summary on page 140.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class A
Year Ended October 31,	January 26, 2010(e) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.53	.54	.40
Net realized and unrealized gain (loss) on investment transactions	1.28	(.42)	.71

Net increase in net asset value from operations	1.81	.12	1.11

Less: Dividends and Distributions
Dividends from net investment income	(.55)	(.56)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.55)	(.59)	(.42)

Net asset value, end of period	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	18.08%	1.47%	11.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$613,787	$279,661	$240,484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91%	.92%	.90	%(d)(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.80%	.80%	.78	%(d)(f)(g)
Expenses, before waivers/reimbursements	1.00%	1.06%	1.27	%(d)(f)
Expenses, before waivers/reimbursements, excluding interest expense	.89%	.94%	1.15	%(d)(f)
Net investment income(a)	4.81%	5.51%	5.29	%(d)(f)
Portfolio turnover rate	14%	43%	27%

See footnote summary on page 140.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	129

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Class C
Year Ended October 31,	January 26, 2010(e) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.45	.47	.36
Net realized and unrealized gain (loss) on investment transactions	1.28	(.42)	.69

Net increase in net asset value from operations	1.73	.05	1.05

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.49)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.47)	(.52)	(.36)

Net asset value, end of period	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	17.27%	.76%	10.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$212,480	$87,012	$68,911
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61%	1.62%	1.59	%(d)(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	1.50%	1.50%	1.47	%(d)(f)(g)
Expenses, before waivers/reimbursements	1.71%	1.76%	2.00	%(d)(f)
Expenses, before waivers/reimbursements, excluding interest expense	1.59%	1.64%	1.87	%(d)(f)
Net investment income(a)	4.10%	4.81%	4.63	%(d)(f)
Portfolio turnover rate	14%	43%	27%

See footnote summary on page 140.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

High Income Municipal Portfolio
Advisor Class
Year Ended October 31,	January 26, 2010(e) to October 31, 2010
2012	2011

Net asset value, beginning of period	$ 10.22	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.56	.57	.43
Net realized and unrealized gain (loss) on investment transactions	1.28	(.42)	.70

Net increase in net asset value from operations	1.84	.15	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.58)	(.59)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	(.03)	– 0	–

Total dividends and distributions	(.58)	(.62)	(.44)

Net asset value, end of period	$ 11.48	$ 10.22	$ 10.69

Total Return
Total investment return based on net asset value(c)	18.44%	1.77%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$435,548	$188,932	$100,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.61%	.62%	.57	%(d)(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.50%	.50%	.45	%(d)(f)(g)
Expenses, before waivers/reimbursements	.71%	.76%	1.12	%(d)(f)
Expenses, before waivers/reimbursements, excluding interest expense	.59%	.64%	1.00	%(d)(f)
Net investment income(a)	5.13%	5.81%	5.56	%(d)(f)
Portfolio turnover rate	14%	43%	27%

See footnote summary on page 140.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	131

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class A
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.84	$ 10.94	$ 10.51	$ 9.85	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.44	.46	.46	.47	.46
Net realized and unrealized gain (loss) on investment transactions	.65	(.10)	.42	.64	(1.04)

Net increase (decrease) in net asset value from operations	1.09	.36	.88	1.11	(.58)

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.45)	(.45)	(.45)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.42)	(.46)	(.45)	(.45)	(.45)

Net asset value, end of period	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Total Return
Total investment return based on net asset value(c)	10.19%	3.47%	8.49%	11.56%	(5.52	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$533,057	$511,656	$599,027	$610,558	$553,120
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.76%	.76%	.75	%(d)	.75%	.77%
Expenses, net of waivers/reimbursements, excluding interest expense	.75%	.75%	.75	%(d)	.75%	.77%
Expenses, before waivers/reimbursements	.85%	.86%	.85	%(d)	.86%	.85%
Expenses, before waivers/reimbursements, excluding interest expense	.84%	.85%	.84	%(d)	.86%	.85%
Net investment income(a)	3.89%	4.39%	4.30	%(d)	4.61%	4.30%
Portfolio turnover rate	23%	12%	8%	9%	2%

See	footnote summary on page 140.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class B
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.84	$ 10.94	$ 10.50	$ 9.84	$ 10.87

Income From Investment Operations
Net investment income(a)(b)	.36	.39	.38	.39	.38
Net realized and unrealized gain (loss) on investment transactions	.64	(.11)	.43	.65	(1.03)

Net increase (decrease) in net asset value from operations	1.00	.28	.81	1.04	(.65)

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.37)	(.37)	(.38)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.38)	(.37)	(.38)	(.38)

Net asset value, end of period	$ 11.50	$ 10.84	$ 10.94	$ 10.50	$ 9.84

Total Return
Total investment return based on net asset value(c)	9.34%	2.75%	7.85%	10.80%	(6.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,804	$2,872	$5,267	$8,845	$16,413
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46%	1.46%	1.45	%(d)	1.45%	1.47%
Expenses, net of waivers/reimbursements, excluding interest expense	1.45%	1.45%	1.45	%(d)	1.45%	1.47%
Expenses, before waivers/reimbursements	1.58%	1.58%	1.57	%(d)	1.57%	1.56%
Expenses, before waivers/reimbursements, excluding interest expense	1.57%	1.57%	1.56	%(d)	1.57%	1.56%
Net investment income(a)	3.21%	3.70%	3.61	%(d)	3.93%	3.57%
Portfolio turnover rate	23%	12%	8%	9%	2%

See footnote summary on page 140.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	133

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Class C
Year Ended October 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.83	$ 10.93	$ 10.50	$ 9.84	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.36	.39	.39	.39	.38
Net realized and unrealized gain (loss) on investment transactions	.65	(.11)	.41	.65	(1.04)

Net increase (decrease) in net asset value from operations	1.01	.28	.80	1.04	(.66)

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.37)	(.37)	(.38)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.38)	(.37)	(.38)	(.38)

Net asset value, end of period	$ 11.50	$ 10.83	$ 10.93	$ 10.50	$ 9.84

Total Return
Total investment return based on net asset value(c)	9.44%	2.75%	7.75%	10.79%	(6.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$107,831	$106,547	$117,354	$118,726	$101,126
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.46%	1.46%	1.45	%(d)	1.45%	1.47%
Expenses, net of waivers/reimbursements, excluding interest expense	1.45%	1.45%	1.45	%(d)	1.45%	1.47%
Expenses, before waivers/reimbursements	1.55%	1.56%	1.55	%(d)	1.56%	1.55%
Expenses, before waivers/reimbursements, excluding interest expense	1.54%	1.55%	1.55	%(d)	1.56%	1.55%
Net investment income(a)	3.19%	3.69%	3.60	%(d)	3.91%	3.60%
Portfolio turnover rate	23%	12%	8%	9%	2%

See footnote summary on page 140.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Portfolio
Advisor Class
Year Ended October 31,	August 6, 2008(e) to October 31, 2008
2012	2011	2010	2009

Net asset value, beginning of period	$ 10.84	$ 10.94	$ 10.51	$ 9.85	$ 10.51

Income From Investment Operations
Net investment income(a)(b)	.47	.49	.49	.48	.08
Net realized and unrealized gain (loss) on investment transactions	.65	(.10)	.42	.66	(.63)

Net increase (decrease) in net asset value from operations	1.12	.39	.91	1.14	(.55)

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.48)	(.48)	(.48)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.49)	(.48)	(.48)	(.11)

Net asset value, end of period	$ 11.51	$ 10.84	$ 10.94	$ 10.51	$ 9.85

Total Return
Total investment return based on net asset value(c)	10.53%	3.78%	8.82%	11.89%	(5.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,507	$23,338	$13,614	$8,455	$1,735
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.46%	.46%	.45	%(d)	.45%	.47	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense	.45%	.45%	.45	%(d)	.45%	.47	%(f)
Expenses, before waivers/reimbursements	.55%	.55%	.55	%(d)	.55%	.55	%(f)
Expenses, before waivers/reimbursements, excluding interest expense	.53%	.55%	.54	%(d)	.55%	.55	%(f)
Net investment income(a)	4.16%	4.65%	4.59	%(d)	4.80%	4.98	%(f)
Portfolio turnover rate	23%	12%	8%	9%	2%

See footnote summary on page 140.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	135

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class A
	Year Ended October 31,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 9.97	$ 10.01	$ 9.69		$ 9.01	$ 9.82

Income From Investment Operations
Net investment income(a)(b)	.36	.38	.37		.38	.40
Net realized and unrealized gain (loss) on investment transactions	.50	(.04)	.32		.68	(.81)

Net increase (decrease) in net asset value from operations	.86	.34	.69		1.06	(.41)

Less: Dividends
Dividends from net investment income	(.36)	(.38)	(.37)		(.38)	(.40)

Net asset value, end of period	$ 10.47	$ 9.97	$ 10.01		$ 9.69	$ 9.01

Total Return
Total investment return based on net asset value(c)	8.76%	3.56%	7.26%		12.03%	(4.31)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$579,899	$493,133	$516,566		$444,600	$368,524
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75	%(d)	.72%	.58%
Expenses, before waivers/reimbursements	.85%	.87%	.86	%(d)	.88%	.88%
Net investment income(a)	3.49%	3.90%	3.76	%(d)	4.09%	4.17%
Portfolio turnover rate	14%	7%	5%		2%	10%

See footnote summary on page 140.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class B
	Year Ended October 31,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 9.96	$ 10.00	$ 9.68		$ 9.00	$ 9.80

Income From Investment Operations
Net investment income(a)(b)	.29	.31	.30		.32	.33
Net realized and unrealized gain (loss) on investment transactions	.49	(.04)	.32		.68	(.79)

Net increase (decrease) in net asset value from operations	.78	.27	.62		1.00	(.46)

Less: Dividends
Dividends from net investment income	(.29)	(.31)	(.30)		(.32)	(.34)

Net asset value, end of period	$ 10.45	$ 9.96	$ 10.00		$ 9.68	$ 9.00

Total Return
Total investment return based on net asset value(c)	7.92%	2.85%	6.53%		11.28%	(4.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,664	$14,134	$24,682		$36,520	$46,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45%	1.45%	1.45	%(d)	1.42%	1.28%
Expenses, before waivers/ reimbursements	1.57%	1.59%	1.58	%(d)	1.60%	1.60%
Net investment income(a)	2.82%	3.22%	3.08	%(d)	3.43%	3.46%
Portfolio turnover rate	14%	7%	5%		2%	10%

See footnote summary on page 140.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	137

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Class C
	Year Ended October 31,
	2012	2011	2010		2009	2008

Net asset value, beginning of period	$ 9.96	$ 10.01	$ 9.68		$ 9.01	$ 9.81

Income From Investment Operations
Net investment income(a)(b)	.29	.31	.30		.31	.33
Net realized and unrealized gain (loss) on investment transactions	.50	(.05)	.33		.68	(.79)

Net increase (decrease) in net asset value from operations	.79	.26	.63		.99	(.46)

Less: Dividends
Dividends from net investment income	(.29)	(.31)	(.30)		(.32)	(.34)

Net asset value, end of period	$ 10.46	$ 9.96	$ 10.01		$ 9.68	$ 9.01

Total Return
Total investment return based on net asset value(c)	8.01%	2.74%	6.62%		11.14%	(4.88	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,135	$79,223	$90,789		$67,718	$49,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45%	1.45%	1.45	%(d)	1.42%	1.28%
Expenses, before waivers/ reimbursements	1.55%	1.57%	1.56	%(d)	1.58%	1.58%
Net investment income(a)	2.79%	3.20%	3.05	%(d)	3.38%	3.47%
Portfolio turnover rate	14%	7%	5%		2%	10%

See footnote summary on page 140.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Portfolio
	Advisor Class
	Year Ended October 31,					August 6, 2008(e) to October 31, 2008
	2012	2011	2010		2009

Net asset value, beginning of period	$ 9.97	$ 10.01	$ 9.69		$ 9.02	$ 9.60

Income From Investment Operations
Net investment income(a)(b)	.39	.41	.40		.41	.08
Net realized and unrealized gain (loss) on investment transactions	.50	(.04)	.32		.67	(.56)

Net increase (decrease) in net asset value from operations	.89	.37	.72		1.08	(.48)

Less: Dividends
Dividends from net investment income	(.39)	(.41)	(.40)		(.41)	(.10)

Net asset value, end of period	$ 10.47	$ 9.97	$ 10.01		$ 9.69	$ 9.02

Total Return
Total investment return based on net asset value(c)	9.09%	3.87%	7.58%		12.25%	(4.98)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,882	$11,169	$13,028		$7,584	$4,868
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.45%	.45%	.45	%(d)	.42%	.28	%(f)
Expenses, before waivers/reimbursements	.54%	.57%	.55	%(d)	.58%	.49	%(f)
Net investment income(a)	3.77%	4.21%	4.03	%(d)	4.37%	4.95	%(f)
Portfolio turnover rate	14%	7%	5%		2%	10%

See footnote summary on page 140.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	139

Financial Highlights

(a)	Net of fees and expenses waived/reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of operations.

(f)	Annualized.

(g)	The Adviser agreed to voluntarily reimburse an additional .02%, .03% and .05% of the Portfolio’s Class A, Class C and Advisor Class expenses, respectively.

See notes to financial statements.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Municipal Income Fund, Inc. and Shareholders of the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund, Inc. (the “Fund”) (comprising, respectively, the National, High Income Municipal, California and New York Portfolios; the “Portfolios”) as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, and the statement of cash flows for the year ended October 31, 2012 for the High Income Municipal Portfolio. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting the AllianceBernstein Municipal Income Fund, Inc. at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, and the cash flows for the year ended October 31, 2012 of the High Income Municipal Portfolio, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2012

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	141

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2) Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Wayne D. Godlin,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the High Income Municipal Portfolio. Messrs. Brooks, Cohen, Davidson, Godlin and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the California, National and New York Portfolios.

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Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	101	None

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #,+ 80 (1998)	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	101	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	143

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 70 (1998)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	101	None

Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	101	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007, and Prospect Acquisition Corp. (financial services) from 2007 until 2009

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	101	Cirrus Logic Corporation (semi-conductors), and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	101	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	145

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	101	None

Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	101	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	101	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	147

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. “Guy” Davidson III 51	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Douglas J. Peebles 47	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Michael G. Brooks 64	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Fred S. Cohen 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Wayne D. Godlin 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2007.

Terrance T. Hults 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

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Management of the Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without a charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	149

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Municipal Income Fund (the “Fund”) in respect of the following Portfolios (the “Portfolios”): 2

California Portfolio

National Portfolio

New York Portfolio

High Income Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	The information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolios.

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These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S.Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Schedule[5]	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	California Portfolio National Portfolio New York Portfolio

High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	High Income Municipal Portfolio

The Portfolios’ net assets on September 30, 2012 are set forth below:

Portfolio	September 30, 2012 Net Assets ($MM)
California Portfolio	$683.6
National Portfolio	$1,086.0
New York Portfolio	$695.5
High Income Municipal Portfolio	$1,196.7

3	Jones v. Harris at 1427.
4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	151

The Portfolios’ Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to each Portfolio. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
California Portfolio	$62,632	0.01%
National Portfolio	$80,113	0.01%
New York Portfolio	$69,449	0.01%
High Income Municipal Portfolio[6]	$70,347	0.02%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratio to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser prior to the Portfolios’ new prospectus date upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period: 7

The Adviser provided notice to the Directors of its intention to modify the expense limitation undertaking expense levels for California Portfolio, National Portfolio and New York Portfolio to be effective with the Portfolios’ prospectus updates on February 1, 2013. In this regard, the Adviser will raise the cap levels for California Portfolio, National Portfolio and New York Portfolio.

6	The Adviser waived the amount in its entirety.

7	Semi-annual total expense ratios are unaudited.

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	Expense Cap Pursuant to Expense Limitation Undertaking					Gross Expense Ratio[8]		Fiscal Year End
Fund	Class	Current		Effective 02/01/13
California Portfolio[9]	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.50 0.80 1.50 1.50	% % % %	0.54 0.84 1.57 1.55	% % % %	Oct. 31 (ratios as of Apr. 30, 2012)

National Portfolio[10]	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.50 0.80 1.50 1.50	% % % %	0.56 0.86 1.58 1.56	% % % %	Oct. 31 (ratios as of Apr. 30, 2012)

New York Portfolio	Advisor Class A Class B Class C	0.45 0.75 1.45 1.45	% % % %	0.50 0.80 1.50 1.50	% % % %	0.55 0.85 1.57 1.55	% % % %	Oct. 31 (ratios as of Apr. 30, 2012)

The Adviser did not propose any changes to the expense cap levels for the following Portfolio:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[8]		Fiscal Year End
High Income Municipal Portfolio	Advisor Class A Class C	0.50 0.80 1.50	% % %	0.61 0.90 1.61	% % %	October 31 (ratios as of Apr. 30, 2012)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is

8	Annualized.

9	The Portfolio’s expense ratios shown exclude interest expenses of 0.01% for all share classes.

10	The Portfolio’s expense ratios shown exclude interest expenses of 0.01% for all share classes

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	153

reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolios.11 With respect to the Portfolios, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities, but those mandates have a substantially lower risk profile (credit and interest rate risk) than that of the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Several of the SCB Fund portfolios have a somewhat similar investment style as certain of the Portfolios and their advisory fee schedules are set forth below. Also presented are what would have been the effective advisory fees of the Portfolios had the SCB Fund fee schedules been applicable to the Portfolios based on September 30, 2012 net assets.

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

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Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
California Portfolio	Short Duration California Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

California Portfolio	California Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

National Portfolio	Short Duration Diversified Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.435%	0.450%

National Portfolio	Diversified Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.496%	0.450%

New York Portfolio	Short Duration New York Municipal Portfolio	45 bp on 1st $750 million 40 bp thereafter	0.450%	0.450%

New York Portfolio	New York Municipal Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	155

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee, estimated at the approximate current asset level of the subject Portfolio, to the median of each Portfolio’s Lipper Expense Group (“EG”)13 and contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper Exp. Group Median(%)	Rank
California Portfolio	0.450	0.494	2/15
National Portfolio[16]	0.450	0.467	7/17
New York Portfolio[16]	0.450	0.521	1/9
High Income Municipal Portfolio[16]	0.500	0.510	4/10

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of each Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that a Portfolio had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any advisory fee waivers or expense reimbursements made by the Adviser that effectively reduce the contractual management fee.

16	One of the Portfolio’s EG peer is excluded from the contractual management fee comparison because Lipper is unable to calculate the peer’s contractual management fee because of the gross income component in the peer’s advisory fee schedule.

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Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and the Lipper Expense Universes (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.17

Portfolio	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
California Portfolio	0.749	0.810	5/15	0.805	8/29
Pro-forma[19]	0.799	0.810	7/15	0.805	14/29
National Portfolio	0.749	0.797	3/18	0.807	14/55
Pro-forma[19]	0.799	0.797	9/18	0.807	26/55
New York Portfolio	0.750	0.809	2/10	0.792	7/23
Pro-forma[19]	0.800	0.809	5/10	0.792	12/23
High Income Municipal Portfolio	0.799	0.871	1/11	0.852	6/28

Based on this analysis, considering pro-forma information where available, except for High Income Municipal Portfolio, the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased, with the exception of New York Portfolio, during calendar year 2011, relative to 2010.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.
18	Most recently completed fiscal year Class A share total expense ratio.
19	Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2013.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	157

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship, provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
California Portfolio	$503
National Portfolio	$0
New York Portfolio	$0
High Income Municipal Portfolio	$122

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
California Portfolio	$2,708,950	$21,362
National Portfolio	$3,404,112	$71,987
New York Portfolio	$2,431,886	$88,546
High Income Municipal Portfolio	$1,480,163	$136,604

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	ABIS Fee
California Portfolio	$106,110
National Portfolio	$204,242
New York Portfolio	$105,435
High Income Municipal Portfolio	$43,454

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	159

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings23 of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2012.25

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance returns and rankings of the Portfolios are for the Portfolios’ Class A shares. The performance returns of the Portfolios were provided by Lipper.

24	A Portfolio’s PG/PU may not necessarily be identical to its respective EG/EU, as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

25	The current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
California Portfolio
1 year	11.57	14.02	13.73	15/15	30/31
3 year	8.43	9.62	9.32	14/15	25/31
5 year	5.45	5.52	5.47	10/15	17/30
10 year	5.11	4.93	4.92	4/13	7/24

National Portfolio
1 year	12.01	12.26	11.97	11/18	31/64
3 year	8.83	8.76	8.28	8/18	20/60
5 year	5.48	5.59	5.61	11/18	32/56
10 year	5.08	4.85	4.84	5/18	12/48

New York Portfolio
1 year	9.77	11.63	11.41	10/10	24/26
3 year	7.23	7.80	7.62	10/10	19/25
5 year	5.33	5.32	5.40	5/10	13/24
10 year	4.96	4.82	4.77	4/9	7/21

High Income Municipal Portfolio
1 year	18.04	13.98	14.74	1/11	4/31

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolios (in bold)26 versus their benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 28

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

27	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2012.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	161

	Periods Ending July 31, 2012 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
California Portfolio	11.58	8.43	5.45	5.11	6.36	5.26	0.61	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.52	4.59	0.73	10
Inception Date: December 29, 1986

National Portfolio	12.01	8.83	5.48	5.08	6.25	4.80	0.66	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.52	4.59	0.73	10
Inception Date: December 29, 1986

New York Portfolio	9.77	7.23	5.33	4.96	6.00	4.31	0.70	10
Barclays Capital Municipal Bond Index	10.51	7.59	6.12	5.31	6.52	4.59	0.73	10
Inception Date: December 29, 1986

High Income Municipal Portfolio	18.05	N/A	N/A	N/A	11.02	4.35	3.67	1
Barclays Capital Municipal Bond Index	10.51	N/A	N/A	N/A	7.09	3.15	3.04	1
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for each Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND •	163

AllianceBernstein Family of Funds

NOTES

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105 800.221.5672

MI-0151-1012

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-California Portfolio	2011	$32,500	$295	$12,467
	2012	$32,500	$326	$12,592
-National Portfolio	2011	$32,500	$295	$12,467
	2012	$32,500	$326	$12,592
-New York Portfolio	2011	$31,290	$295	$12,466
	2012	$31,290	$326	$12,592
-AllianceBernstein High Income Municipal Portfolio	2011	$32,500	$295	$12,467
	2012	$32,500	$326	$12,592

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-California Portfolio	2011	$688,428	$ $ $	12,762 (295 (12,467	) )
	2012	$711,683	$ $ $	12,918 (326 (12,592	) )
-National Portfolio	2011	$688,428	$ $ $	12,762 (295 (12,467	) )
	2012	$711,683	$ $ $	12,918 (326 (12,592	) )
-New York Portfolio	2011	$688,427	$ $ $	12,761 (295 (12,466	) )
	2012	$711,683	$ $ $	12,918 (326 (12,592	) )
-AllianceBernstein High Income Municipal Portfolio	2011	$688,428	$ $ $	12,762 (295 (12,467	) )
	2012	$711,683	$ $ $	12,918 (326 (12,592	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 21, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 21, 2012